IGT PROFIT SHARING PLAN

             (As Amended and Restated Effective as of April 1, 2002)

           (Composite Plan Document Reflecting 2002 EGTRRA Amendment)

     This amendment to and restatement of the IGT Profit Sharing Plan (the "Plan") is adopted by International Game Technology, a Nevada corporation, hereinafter sometimes called the "Company." This amendment to and restatement of the Plan is effective as of April 1, 2002, except as otherwise specified herein.

     The Company desires to encourage loyalty, efficiency, continuity of service and productivity of its Employees. In order to accomplish these purposes, the Company maintains the Plan to provide incentives and security for its Eligible Employees and their Beneficiaries. The Trust maintained pursuant to the Plan (incorporated herein by this reference) and its assets shall not be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries, as prescribed in Section 401(a) of the Code.

     It is also intended that the Plan constitute an accident and health plan so that amounts distributed on account of disability are excluded from income under
Section 105(c) of the Code to the extent provided by law.

     On or about December 30, 2001, International Game Technology acquired Anchor Gaming ("Anchor"). Anchor had maintained the Anchor Gaming Profit Sharing and 401(k) Plan (the "Anchor Plan"). The Anchor Plan was merged with the Plan effective as of April 1, 2002, with the Plan as the surviving plan in the merger. Accordingly, the assets and liabilities of the Anchor Plan became assets and liabilities of the Plan as of that date. Prior to April 1, 2002, the Plan was sponsored by the IGT subsidiary of the Company. Sponsorship of the Plan was assumed by the Company as of April 1, 2002.

     It is intended that the Plan comply with, without limitation, the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000 (collectively, the "GUST Legislation"). The Plan provisions corresponding to amendments or modifications required by the GUST Legislation shall be operative with regard to both the Plan and, as the Anchor Plan was merged with and into the Plan and is now evidenced and governed by this document, the Anchor Plan, as of each applicable effective date required pursuant to the GUST Legislation.

                                   ARTICLE I
                              TITLE AND DEFINITIONS
1.1      Title.
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     The Plan shall be known as the IGT Profit Sharing Plan. It is intended that the Plan constitute a profit sharing plan with a qualified cash or deferred arrangement under Section 401(k) of the Code. Contributions may be made to the Plan without regard to the current or accumulated profits of the Company.

1.2      Definitions.
         -----------
     Whenever the following terms are used in the Plan, with the first letter capitalized, they shall have the meanings specified below.

     "Account" or "Accounts" shall mean the accounts maintained by the Committee for each Participant that are credited with the amounts provided for herein. The following "Accounts" are maintained under the Plan: Company Contributions
Accounts, Compensation Deferral Accounts, Employer Matching Contributions Accounts, and Rollover Accounts.

     "Anniversary Date" shall mean the last day of each Plan Year.

     "Approved Absence" shall mean a leave of absence (without pay) granted to an Eligible Employee under the Company's established leave policy.

     "Beneficiary" or "Beneficiaries" shall mean the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with the provisions of Section 2.4 to receive the benefits specified hereunder in the event of the Participant's death. If there is no valid Beneficiary designation in effect that complies with the provisions of Section 2.4, or if there is no surviving designated Beneficiary, then the Participant's surviving spouse shall be the Beneficiary.

     If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary or Beneficiaries shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder.

     In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead shall be paid (a) to that person's then living parent(s) to act as custodian, (b) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (c) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

     "Board of Directors" and "Board" shall mean the Board of Directors of the Company.

     "Break in Employment" shall mean any termination of Employment by reason of resignation, discharge, retirement, Disability or death.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Committee appointed pursuant to the provisions of the Plan.

     "Company" shall mean International Game Technology, a Nevada corporation, any predecessor corporation, or any successor corporation resulting from merger, consolidation, or transfer of assets substantially as a whole which shall expressly agree in writing to continue the Plan and, where the context so warrants, any Participating Affiliate.

     "Company Contributions" shall mean an amount contributed to the Plan by the Company or by a Participating Affiliate in accordance with Section 3.1.

     "Company Contributions Account" shall mean the Account maintained by the Committee for each Participant that is credited with payments to the Plan by the Company and any Participating Affiliate in accordance with Section 3.1 on behalf of such Employee, together with the allocations thereto as required by the Plan.

     "Compensation" shall mean a Participant's earned income from salaries and wages, as defined below, paid by the Company or a Participating Affiliate to the Participant during the Plan Year, subject to limitations imposed by regulation or law.

     (a) For purposes of this definition, "salaries and wages" means base pay, plus overtime, discretionary time off (which term includes vacation and sick time), shift differentials and similar amounts, annual cash bonus payments and "cash sharing" bonus payments.

     (b) For purposes of this definition, "Compensation" will not include (1) any amounts paid to an Eligible Employee prior to the date on which he became a Participant pursuant to Section 2.1 or 2.3, as applicable; (2) severance payments, commissions, and any cash (except annual cash bonus payments and "cash sharing" bonus payments) and non-cash amounts paid under or with respect to incentive programs; (3) amounts from auto allowances, move-related pay (including relocation or other expenses paid or reimbursed by the Company or a Participating Affiliate), housing allowances, expatriate cost of living adjustments, attributed pay, special awards, tuition reimbursement, dependent subsidy, forms of imputed income, other non-recurring pay, other cash or non-cash fringe benefits, welfare benefits, and similar taxable and non-taxable amounts; (4) contributions to a plan of deferred compensation which are not includible in the Participant's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation; (5) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and
(6) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option or other income related to stock option activity.

     In addition, Compensation shall include any amounts contributed to a plan qualifying under Section 401(k) of the Code as salary reduction contributions or to a cafeteria plan under Section 125 of the Code or, for Plan Years beginning after December 31, 2000, any amount deferred or contributed which is not includible in gross income by reason of Section 132(f)(4) of the Code.

     Notwithstanding the foregoing, the maximum amount of an Employee's Compensation which shall be taken into account under the Plan for any Plan Year ("Maximum Compensation Limitation") shall be (a) $200,000 for Plan Years beginning on or after January 1, 1989, and (b) $150,000 for Plan Years beginning on or after January 1, 1994, such limitation adjusted at the same time and in the same manner as under Sections 401(a)(17) and 415(d) of the Code. For any Plan Year of fewer than twelve months, the Maximum Compensation Limitation shall be reduced to the amount obtained by multiplying such limitation by a fraction having a numerator equal to the number of months in the Plan Year and a denominator equal to twelve.

     "Compensation Deferral Account" shall mean the Account maintained by the Committee for each Participant that is to be credited with Company payments to the Plan attributable to the Participant's Compensation Deferrals that are credited to this Account in accordance with Section 3.2, together with the allocations thereto as required by the Plan.

     "Compensation Deferrals" shall mean an amount contributed to the Plan by the Company in lieu of being paid to a Participant as Compensation. Compensation Deferrals shall be made under Compensation reduction arrangements between each Participant and the Company with respect to Compensation not yet paid or otherwise available to the Participant as of the date of the Participant's election under the arrangement. Section 3.2 contains the provisions under which Compensation Deferrals may be made.

     "Disability" shall mean the total and permanent incapacity, as determined by the Committee based on competent medical advice, of a Participant to render substantial services to the Company by reason of a mental or physical disability.

     "Effective Date" of the Plan shall mean the date the Plan was originally effective, January 1, 1980. The effective date of this amendment to and restatement of the Plan shall be April 1, 2002, except as otherwise provided herein.

     "Eligible Employee" shall mean any Employee of the Company; except that there shall be excluded:

     (a) all leased employees who are not classified by the Company, in its discretion, as employed by the Company or a Participating Affiliate but who provide services to the Company or a Participating Affiliate through an agreement between the Company or a Participating Affiliate and any other person (such a leased employee shall be excluded regardless of whether he works on a substantially full-time basis, regardless of the period of his services, and regardless of who primarily directs or controls such services);

     (b) those Employees covered by a collective bargaining agreement between the Company and any collective bargaining representative if retirement benefits were the subject of good faith bargaining between such representative and the Company, unless the Employee is a member of a group of employees to whom the Plan has been extended by such a collective bargaining agreement; and

     (c) Employees who are nonresident aliens and receive no United States source income.

     For purposes of this definition of "Eligible Employee" and notwithstanding any other provisions of the Plan to the contrary, individuals who are not classified by the Company, in its discretion, as employees under Section 3121(d) of the Code (including, but not limited to, individuals classified by the Company as independent contractors and non-employee consultants) and individuals who are classified by the Company, in its discretion, as employees of any entity other than the Company or a Related Company do not meet the definition of Eligible Employee and are ineligible for benefits under the Plan, even if the classification by the Company is determined to be erroneous, or is retroactively revised. In the event the classification of an individual who is excluded from the definition of Eligible Employee under the preceding sentence is determined to be erroneous or is retroactively revised, the individual shall nonetheless continue to be excluded from the definition of Eligible Employee and shall be ineligible for benefits for all periods prior to the date the Company determines its classification of the individual is erroneous or should be revised. The foregoing sets forth a clarification of the intention of the Company regarding participation in the Plan for any Plan Year, including Plan Years prior to the adoption of this definition of "Eligible Employee."

     "Eligibility Computation Period" shall mean

     (a) The 12-consecutive month period commencing with the first day that an Employee completes an Hour of Service for the Company or a Related Company;

     (b) The first 12-consecutive month period coinciding with the Plan Year which includes the first anniversary of the first day that an Employee completes an Hour of Service for the Company or a Related Company; and

     (c) Succeeding 12-consecutive month periods coinciding with the Plan Year.

     Notwithstanding the above, if an Employee completes more than 500 Hours of Service during any such Eligibility Computation Period and then fails to complete more than 500 Hours of Service during a subsequent Eligibility Computation Period, then future Eligibility Computation Periods shall be measured from the first day that the Employee completes an Hour of Service following the Eligibility Computation Period in which the Employee has been credited with not more than 500 Hours of Service. In addition, any reemployed individual described in the preceding sentence who terminates employment again shall measure Eligibility Computation Periods from the date of subsequent reemployment if no Hours of Service are performed during an Eligibility Computation Period ending subsequent to the termination.

     "Employee" shall mean every person who renders services to the Company or a Related Company in the status of an "employee" (as such term is defined in Section 3121(d) of the Code).


     "Employer Matching Contribution" shall mean an amount contributed to the Plan by the Company or by a Participating Affiliate in accordance with Section 3.3.

     "Employer Matching Contributions Account" shall mean the Account maintained for a Participant that is credited with payments to the Plan by the Company and any Participating Affiliate in accordance with Section 3.3 on behalf of such Participant, together with the allocations thereto as required by the Plan.

     "Employment" shall mean that period of actual service to the Company or a Related Company as an Employee following an Employee's date of employment, or his most recent date of reemployment, whichever is later. It shall also include the following period or periods of absence from actual service if the Employee was in the service of the Company or a Related Company on the day prior to such a period:

     (a) Service in the Armed Forces of the United States or the Public Health Service of the United States as a result of which such Employee is entitled to reemployment rights from the Company pursuant to the provisions of Section 2021 et seq. of Title 38 of the United States Code, provided that the Employee returns to work within the time period specified in such provisions.

     (b) Approved Absences, vacation periods, and temporary layoffs for lack of work.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Fiduciary" shall mean all persons defined in Section 3(21) of ERISA associated in any manner with the control, management, operation, and administration of the Plan or the assets of the Plan, and such term shall be construed as including the term "Named Fiduciary" with respect to those Fiduciaries named in the Plan or who are identified as Fiduciaries pursuant to procedures specified in the Plan.

     "Highly Compensated Employee" shall mean

     (a) Any Employee who performs services for the Company or any Related Company who (1) was a 5% owner of the Company or any Related Company at any time during the Plan Year or the preceding Plan Year; or (2) for the preceding Plan Year, received compensation from the Company or a Related Company in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code) and for the preceding Plan Year was a member of the "top-paid group" for such year.

     (b) Any former Employee who separated from service (or was deemed to have separated) prior to the current Plan Year, who performs no services for the Company or any Related Company during the current Plan Year, and who met the description in (a) above for either the year of his separation or for any year after he attained age 55.

     (c) The top-paid group for a Plan Year shall consist of the top 20% of Employees ranked on the basis of compensation received during the year excluding Employees described in Section 414(q)(5) of the Code and Treasury Regulations thereunder. For purposes of this definition of "Highly Compensated Employee," "compensation" means compensation within the meaning of Section 415(c)(3) of the Code, but including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity and, for Plan Years beginning after December 31, 2000, any amount deferred or contributed which is not includible in gross income by reason of Section 132(f)(4) of the Code.

     (d) This definition of "Highly Compensated Employee" shall be effective for Plan Years beginning on or after January 1, 1997, except that for purposes of determining if an Employee was a Highly Compensated Employee in 1997, this definition will be treated as having been in effect in 1996.

     "Hour of Service" shall mean an hour (a) for which an Employee is paid, or entitled to payment, for the performance of duties for the Company or a Related Company; (b) for which the Employee is paid or entitled to payment by the Company or a Related Company on account of a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to holiday, discretionary time off (which term includes vacation and sick time), incapacity (including disability), temporary layoff, jury duty, military duty, or leave of absence; or (c) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or a Related Company.

     The following additional rules shall apply in calculating Hours of Service:
(1) no more than 501 Hours of Service are required to be credited to an Employee on account of any single period during which the Employee performs no duties;
(2) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws;
(3) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; (4) a payment shall be deemed to be made by or due from a Company or a Related Company regardless of whether such payment is made by or due from the Company or a Related Company directly, or indirectly through, among others, a trust fund, or insurer, to which the Company or a Related Company contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or on behalf of a group of Employees in the aggregate; (5) no more than one Hour of Service shall be credited with respect to any hour of time.

     The definition of "Hour of Service" set forth herein shall also be construed in accordance with, and shall include any additional periods of service, that may be required by regulations promulgated by the United States Department of Labor. The hour of service rules stated in the Department of Labor Regulations Section 2530.200b-2(b) and -2(c) are herein incorporated by reference.

     Notwithstanding the foregoing, for purposes of Section 3.1 Hours of Service shall include only hours performed at the Company's work place or other location designated by the Company. In addition, Hours of Service shall not include any hour for which an Employee is paid pursuant to a termination of employment agreement in which the Employee is paid for a period of time during which no regular duties are performed and no regular hours of service are performed.

     "Investment Fund" shall mean one of the funds established by the Committee for the investment of the assets of the Plan pursuant to Section 3.8.

     "Investment Manager" shall mean a Fiduciary designated by the Committee under the Plan to whom has been delegated the responsibility and authority to manage, acquire or dispose of Plan assets (a) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940; (2) is a bank, as defined in that Act; or (3) is an insurance company qualified to perform investment advisory services under the laws of more than one state; and (b) who has acknowledged in writing that he is a Fiduciary with respect to the management, acquisition, and control of Plan assets.

     "Normal Retirement Age" shall mean a Participant's 65th birthday.

     "One-Year Break in Service Year" shall mean any Plan Year in which an Employee fails to complete more than 500 Hours of Service. Notwithstanding the preceding sentence and solely for purposes of this paragraph, if an Employee fails to complete more than 500 Hours of Service during a Plan Year by reason of an absence that arises because of her pregnancy, the birth or adoption of the Employee's child (or child care for a period immediately following such birth or adoption), such Employee shall not necessarily incur a One-Year Break in Service Year; rather, the Employee shall be credited for such Plan Year with (a) the Hours of Service for which the Employee would have received credit (but for such absence), if determinable, or (b) eight Hours of Service per day during such absence. If a One-Year Break in Service Year would not occur in the Plan Year that includes the beginning of such absence even in the absence of the preceding sentence, the Employee shall receive credit for the hours specified under (a) or
(b) above in the Plan Year immediately following the Plan Year in which such absence initially occurs solely to prevent the occurrence of a One-Year Break in Service Year in such Plan Year. Notwithstanding any other provision of this paragraph, any Employee shall not be credited with more than 501 Hours of Service by reason of such absence.

     "Participant" shall mean any Eligible Employee who becomes eligible for participation in accordance with the provisions of the Plan.

     "Participating Affiliate" shall mean any Related Company which, by resolution of its board of directors and with the approval of the Committee, elects to participate in the Plan. Any such resolution of participation by a Participating Affiliate may modify the eligibility requirements for participation in the Plan by an Employee of the Participating Affiliate, so long as any such modification complies with the Code and ERISA. By electing to participate in the Plan, a Participating Affiliate agrees to be bound by any Plan or Trust amendment adopted by resolution of the Board of Directors or the Committee, by the written instrument of any person to whom the Board of Directors or the Committee has delegated its authority to adopt the amendment or by any other method of amendment permitted under the Plan. If a Participating Affiliate ceases to be a Related Company, except by merger with its parent, the employment of each Employee of the Participating Affiliate shall be deemed to have terminated for purposes of the Plan, except to any extent any such Employee is required by law to continue to be treated under the Plan as an Employee of the Company.

     "Plan" shall mean the IGT Profit Sharing Plan set forth herein, now in effect or hereafter amended.

     "Plan Year" shall mean the twelve-consecutive month period ending on December 31. The Plan Year shall be the limitation year for purposes of Section 415 of the Code.

     "Related Company" shall mean (a) each corporation which is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) and (e)(3)(C) thereof) of which the Company is a component member, (b) each entity (whether or not incorporated) which is under common control with the Company, as such common control is defined in Section 414(c) of the Code and Regulations issued thereunder, (c) any organization which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) of which the Company or a Related Company is a member, (d) any organization which is required by regulations issued under Section 414(o) of the Code to be treated as a Related Company, and (e) in the case of an employee of a "leasing organization" who constitutes a "leased employee" (as such terms are defined in Section 414(n) of the Code) with respect to the Company or Related Company, any leasing organization. For the purposes of Article IV of the Plan the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code. The term "Related Company" shall also include each predecessor employer to the extent required by Section 414(a) of the Code. Notwithstanding the foregoing, an organization shall not be considered a Related Company for any purpose under the Plan prior to the date it is considered affiliated under clauses (a) through (d) above.

     "Rollover Account" shall mean the Account maintained for a Participant that is credited with the amount, if any, received by the Plan in accordance with
Section 3.4 as an "Eligible Rollover Distribution" pursuant to Section 402(c) of the Code, as defined in Section 6.7 of the Plan (or, with respect to distributions prior to January 1, 1993, a rollover contribution, as defined in
Section 402(a)(5) of the Code), together with the allocations thereto as required by the Plan.

     "Trust" shall mean the trust which is established to hold and invest contributions under the Plan.

     "Trustee" (or "Trustees," if more than one is appointed and acting) shall mean the trustee or trustees, whether original or successor, appointed under the Trust.

     "Year of Eligibility Service" means each Eligibility Computation Period during which the Employee is credited with at least 1,000 Hours of Service.

     "Year of Vesting Service" shall mean a Plan Year, excluding Plan Years commencing before the Plan Year in which the Employee attains age 18, during which an Employee is credited with at least 1,000 Hours of Service.

                                   ARTICLE II
                                  PARTICIPATION


2.1      Eligibility Requirements.
         ------------------------
     (a) Provided he is then an Eligible Employee and has attained age 18, each Eligible Employee shall become a Participant in the Plan on the first day of the first payroll period coinciding with or next following the earlier of (1) his completion of one Year of Eligibility Service or (2) his completion of 90 days of continuous employment as a full-time Employee.

     (b) Notwithstanding subsection(a), an Eligible Employee may not participate with respect to allocations of Employer Contributions under Section 3.1 until the January 1 of the Plan Year in which the later of the following occurs:

         (1)  his completion  of one  Year of  Eligibility  Service,
         (2)  the date he  becomes  an Eligible  Employee,  and
         (3)  his  attainment  of age  18.

     (c) Notwithstanding subsection (a), but subject to subsection (b) and
Section 3.1(b) with respect toallocations under Section 3.1, an Eligible Employee who is classified by the Company, in its sole discretion, as an "intern" shall become a Participant in the Plan on the first day of the first payroll period coinciding with or next following the earlier of: (1) his completion of one Year of Eligibility Service or (2) his completion of 90 days of continuous employment as an Employee; provided he is then an Eligible Employee and has attained age 18.

2.2      Participation.

         --------------
     Participation of a Participant shall commence as of the appropriate date specified in Section 2.1 or 2.3, as applicable, and shall continue during the Participant's Employment with the Company and until the occurrence of a Break in Employment or until the Participant is no longer an Eligible Employee.

     An Eligible Employee on Approved Absence shall not become a Participant until the end of his Approved Absence; but a Participant who is on Approved Absence shall continue as a Participant during the period of his Approved Absence.

         Notwithstanding any other provision of the Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
Section 414(u) of the Code.

2.3      Reemployment.
         ------------
     (a) An Eligible Employee who has met the eligibility requirements described in Section 2.1, but who incurs a Break in Employment prior to becoming a Participant and is later reemployed as an Eligible Employee shall become a Participant as of the later of (1) the date set forth in Section 2.1(a) on which he could participate or (2) the date of reemployment; provided that he is an Eligible Employee on such date.

     (b) A Participant who incurs a Break in Employment and is later reemployed as an Eligible Employee shall resume participation immediately upon his reemployment.

2.4      Designation of Beneficiary.
         --------------------------
     Upon forms provided by the Committee, each Eligible Employee who becomes a Participant shall designate in writing the Beneficiary or Beneficiaries whom such Employee desires to receive any benefits payable under the Plan in the event of such Employee's death. A Participant may from time to time change his designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Committee or its delegate. However, if a married Participant wishes to designate a person other than his spouse as Beneficiary, such designation shall be consented to in writing by the spouse, which consent shall acknowledge the effect of the designation and be witnessed by a Plan representative or a notary public. The Participant may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides. Notwithstanding the foregoing, spousal consent shall be unnecessary if it is established (to the satisfaction of a Plan representative) that there is no spouse or that the required consent cannot be obtained because the spouse cannot be located, or because of other circumstances prescribed by Treasury Regulations. The Company, the Committee and the Trustee may rely upon a Participant's designation of Beneficiary or Beneficiaries last filed in accordance with the terms of the Plan. Upon the dissolution of marriage of a Participant, any designation of the Participant's former spouse as a Beneficiary shall be treated as though the Participant's former spouse had predeceased the Participant, unless (a) the Participant executes another Beneficiary designation that complies with this Section 2.4 and that clearly names such former spouse as a Beneficiary, or (b) a court order presented to the Committee prior to distribution on behalf of the Participant explicitly requires the Participant to continue to maintain the former spouse as the Beneficiary. In any case in which the Participant's former spouse is treated under the Participant's Beneficiary designation as having predeceased the Participant, no heirs or other beneficiaries of the former spouse shall receive benefits from the Plan as a Beneficiary of the Participant except as provided otherwise in the Participant's Beneficiary designation.

2.5      Designation of Investments.
         --------------------------
     (a) Subject to the restrictions contained herein and in Section 3.8, each Participant shall designate in a manner prescribed by the Committee (which may include a designation through electronic media in accordance with Section 2.6) how the contributions allocated to his Accounts are to be invested in the respective Investment Funds. Any Participant who does not so notify the

Committee of his initial choice of Investment Fund(s) shall be deemed to have elected the "default" Investment Fund selected by the Committee in accordance with Section 3.8.

     (b) Each Participant may change the designation for the investment of new contributions, as well as of any percentage of the balance of his Accounts, in accordance with Section 3.8.

     (c) A former Participant who has elected to defer distribution of his Accounts may continue to designate the investment of the amounts credited to his Accounts in accordance with this Section 2.5 and Section 3.8.

2.6      Electronic Media.
         ----------------
     (a) The Committee may require or permit Participant (or Beneficiary, as the context may require) elections and/or consents under this Plan to be made by means of such electronic media as the Committee may prescribe.

     (b) Unless otherwise permitted under ERISA and the Code or regulations promulgated thereunder, the provisions of this Section 2.6 shall not affect the requirement that Beneficiary designations be in writing in accordance with
Section 2.4 and that hardship distribution requests be in writing in accordance with Section 6.2.

     (c) A Participant's consent to distribution, request for a withdrawal or loan, or other form of election permitted by electronic media under this Plan or by the Committee, together with the cashing of any check subsequently issued by this Plan (whether or not endorsed), shall constitute written consent for purposes of this Plan (including, without limitation and in the case of loans under Section 9.11, agreement to the terms of the loan and the related promissory note), the Code (including, without limitation, Section 411(a)(11), and ERISA (including, without limitation, Section 203(e)).

     (d) Reasonable efforts will be used to process electronic media consents and elections made under this Plan. Notwithstanding the preceding sentence or anything else in this Plan to the contrary, neither the Company, the

Committee, the Trustee nor any other person guarantees that any consent or election will be so processed. The Committee may adopt new or alternative rules for electronic media consents and elections as it deems appropriate in its sole and complete discretion (including, without limitation, eliminating any electronic media system and re-implementing a requirement of written forms, establishing the effective date and the notice date for any type of consent or election and limiting the number of any particular elections that may be made by a Participant during any specified period). In order to be effective, each consent and/or election must be made on such other rules as the Committee may prescribe.

                                   ARTICLE III

                                  CONTRIBUTIONS


3.1      Discretionary Company Contributions.
         -----------------------------------
     (a) Permissible Amount of Company Contributions. The Company and each participating Affiliate shall contribute to the Trust for each Plan Year, beginning with the first Plan Year, such amounts as the Board of Directors shall determine in its sole discretion. The Board of Directors may determine for any particular Plan Year that there shall be one Company Contribution allocation formula for that year that applies with respect to all eligible Participants in that year, or that there shall be multiple allocation formulas for that year. If multiple allocation formulas are used, each separate allocation formula may be established by the Board of Directors based on such factors as it deems relevant and, without limitation, may be based on an employer, division, or business unit basis; provided (1) that each Participant shall be covered by only one allocation formula for each year, and (2) that each separate allocation formula shall constitute a "component plan" within the meaning of Treasury Regulation
Section 1.401(a)(4)-9(c) and each such component plan shall separately satisfy the requirements of Section 410(b) of the Code as contemplated by that Treasury Regulation. Notwithstanding the foregoing, contributions under this Section 3.1 shall be subject to any applicable limitations of Articles III and IV.


     (b) Allocation of Company Contributions. Company Contributions shall be allocated as of the Anniversary Date for the Plan Year with respect to which such Company Contribution is made to the Company Contribution Account of each Participant who satisfies the requirements of Section 2.1(b) and all of the following requirements:


          (1) the Participant must have been an Eligible Employee at some time during the Plan Year with respect to which the contribution is being made;

          (2) the Participant must have completed at least 1,000 Hours of Service during the Plan Year with respect to which the contribution is being made; and

          (3) the Participant must have been an Eligible Employee on the last day of the Plan Year with respect to which the contribution is being made; or must have died, retired (at age 65) or became Disabled during the Plan Year with respect to which the contribution is being made.

     Severance and settlement of employment contract payments do not extend the date on which a Participant ceases to be an Employee beyond the last day physically present.

     Except as provided in the next sentence, the amount allocated to each Participant who is eligible for an allocation is that portion of the total allocable Company Contribution that the Participant's Compensation for the Plan Year with respect to which the contribution is being made bears to the total Compensation of all such Participants for the Plan Year with respect to which the contribution is being made. If multiple allocation formulas are used for a Plan Year, the amount allocated to each Participant covered by a particular allocation formula who is eligible for an allocation is that portion of the total allocable Company Contribution under that particular formula that the Participant's Compensation for the Plan Year with respect to which the contribution is being made bears to the total Compensation of all such eligible Participants covered by that particular formula.

     Unless otherwise provided by the Board of Directors with respect to the contribution pursuant to Section 3.1(a) for a particular Plan Year, the term "Compensation" for purposes of this Section 3.1(b) is used as defined in Section
1.2 but excludes annual cash bonus payments and "cash sharing" bonus payments. The Company Contribution made by the Company or any Participating Affiliate shall be allocated to the Participants employed by such Company or Participating Affiliate, respectively.

3.2      Compensation Deferrals.
         ----------------------
     (a) Election to Defer. The Company, subject to any applicable limitations contained in Articles III and IV, shall contribute to the Plan the amount of Compensation Deferrals agreed to between the Company and the Participants. Each Participant may elect Compensation Deferrals in 1% increments and in the manner prescribed by the Committee, of up to 15% of the Participant's Compensation. A Participant's election to commence Compensation Deferrals shall be effective at the time established by the Committee, but no earlier than the first day of the first payroll period commencing after the Committee's receipt of such election. The Committee may require or permit elections by means of electronic media in accordance with Section 2.6 and may adopt rules establishing the specific pay periods for which Compensation Deferrals may be made. The Participant's Compensation shall be reduced by the amount of his Compensation Deferrals, which shall be credited to the Participant's Compensation Deferral Account, and shall be made in accordance with rules established by the Committee. Subject to the above maximum 15% limitation, the Committee may adopt rules specifying the maximum and/or minimum Compensation Deferrals, either as dollar or percentage amounts.

     (b) Change in Percentage or Suspension of Compensation Deferrals. A Participant's Compensation Deferral percentage will remain in effect, notwithstanding any change in Compensation, until the Participant elects to change the percentage. A Participant may elect at any time to suspend, change or resume Compensation Deferrals, provided he makes an election in the manner prescribed by the Committee. The Committee may require or permit elections by means of electronic media in accordance with Section 2.6 and may adopt rules specifying the frequency with which elections may be changed and the effective times of such change elections. After the Committee receives a Participant's election to suspend, change or resume Compensation Deferrals, such election shall be effective no earlier than the first day of the first payroll period following the Committee's receipt of such election.

     (c) Status of Compensation Deferrals. To make Compensation Deferrals under this Section 3.2, the Company will reduce the Participant's Compensation in the amount authorized by the Participant and make a contribution to the Trustee equal to such reduction as of the earliest date on which such amount can reasonably be segregated from the Company's general assets; provided, however, that such contribution shall be made no later than the fifteenth business day of the month following the date on which such amount would otherwise have been payable to the Participant in cash, or as of such earlier or later date (in the case of any available extensions of time) as may be required or permitted by regulations issued pursuant to ERISA. Compensation Deferrals constitute Company contributions under the Plan and are intended to qualify as elective contributions under Code Section 401(k).

     (d) General Limitations on Compensation Deferrals. As of the last day of the Plan Year, the Committee shall determine the amount of Compensation  Deferrals in excess of those permitted under Section
3.6 of the  Plan,  and  any  excess  shall  be  distributed  to the  Participant
responsible  for  the  excess  Compensation   Deferral.

3.3      Employer  Matching Contributions.
         ---------------------------------
     (a) Amount of Employer Matching Contribution. Subject to the limitations contained in Articles III and IV, for each Plan Year the Company may make an Employer Matching Contribution to the Plan in an amount as is determined by applying a formula to the Compensation Deferrals made during the Plan Year. The formula for the Company shall be established each year by its Board of Directors. The formula may, by way of example and not of limitation, contain the following components:

          (1) A specific percentage of Compensation Deferrals for which Employer Matching Contributions shall be made; and

          (2) The maximum Employer Matching Contribution which shall be made for any Participant. The maximum may be expressed as a percentage of Compensation, a dollar limit (which, for any class of Participants, may be zero), a percentage of Compensation Deferrals or in some other fashion determined by the Board of Directors.

     The Company shall pay to the Trustee the Employer Matching Contribution for any Plan Year within the time prescribed by law, including extensions of time, for the filing of the Company's federal income tax return for the Company's taxable year ending with or within the Plan Year to which the contribution relates.

     (b) Allocation of Employer Matching Contributions. The Employer Matching Contributions for any Plan Year shall be allocated to the Employer Matching
Contributions Account maintained for the Participant on behalf of whom the contribution under Section 3.3(a) was made.


3.4      Rollover Contributions.
         ----------------------

     (a) An  Eligible  Employee  (regardless  of  whether he has  satisfied  the participation requirements of Section 2.1 or 2.3, as applicable) who has received an Eligible Rollover Distribution (as defined in Section 6.7(b)) from a plan which meets the requirements of Section 401(a) of the Code may, in accordance with procedures approved by the Committee, make a rollover contribution of the distribution received from the other plan to the Trust; provided that the distribution is eligible for rollover treatment and exclusion from the gross income of the Participant in accordance with Section 402(c) of the Code. Any rollover contribution must be made in cash.

     (b) The Committee shall develop such procedures, and may require such information from an Employee desiring to make such a rollover contribution, as it deems necessary or desirable to determine that the proposed rollover contribution will meet the requirements of this Section 3.4. Upon approval by the Committee, the amount contributed shall be deposited in the Trust and shall be credited to an account which shall be referred to as the "Rollover Account." Such account shall be 100% vested in the Eligible Employee and shall share in income allocations as provided in the Plan, but shall not share in Company contribution allocations. Upon termination of employment, the total amount of the Employee's Rollover Account shall be distributed in accordance with Article VI.

     (c) Upon such a rollover contribution by an Eligible Employee who has not yet completed the participation requirements of Section 2.1 (or 2.3, if the Eligible Employee had no other interest in the Plan upon his date of reemployment), his Rollover Account shall represent his sole interest in the Plan until he becomes a Participant.

3.5      Section  402(g) Limit on  Compensation Deferrals.
         -------------------------------------------------
     (a) Compensation Deferrals made on behalf of any Participant under the Plan and all other plans(which are described in Section 3.5(c)) maintained by the Company or a Related Company shall not exceed the limitation under Code Section 402(g)(1) for the taxable year of the Participant, as adjusted annually under
Section 402(g)(5) of the Code, and shall be effective as of January 1 of each calendar year.

     (b) In the event that the dollar limitation provided for in Section 3.5(a) is exceeded, the Participant is deemed to have requested a distribution of the excess amount by the first March 1 following the close of the Participant's taxable year, and the Committee shall distribute such excess amount, and any income allocable to such amount, to the Participant by the first April 15th thereafter. In determining the excess amount distributable with respect to a Participant's taxable year, excess Compensation Deferrals previously distributed for the Plan Year beginning with or within such taxable year shall reduce the amount otherwise distributable under this Paragraph (b).

     (c) In the event that a Participant is also a participant in (1) another qualified cash or deferred arrangement as defined in Section 401(k) of the Code,
(2) a simplified  employee pension, as defined in Section 408(k) of the Code, or
(3) a salary reduction arrangement, within the meaning of Section 3121(a)(5)(D) of the Code, and the elective deferrals, as defined in Section 402(g)(3) of the Code, made under such other arrangement(s) and the Plan cumulatively exceed the dollar limit under Section 3.5(a) for such Participant's taxable year, the Participant may, not later than March 1 following the close of his taxable year, notify the Committee in writing of such excess and request that the Compensation Deferrals made on his behalf under the Plan be reduced by an amount specified by the Participant. The Committee may then determine to distribute such excess in the same manner as provided in Section 3.5(b).

3.6      Section  401(k)  Limitations  on  Compensation Deferrals.
         ---------------------------------------------------------

     (a) The Committee will estimate, as soon as practical before the close of the Plan Year and at such other times as the Committee in its discretion determines, the extent, if any, to which Compensation Deferral treatment under
Section 401(k) of the Code may not be available to any Participant or class of Participants. In accordance with any such estimate, the Committee may modify the limits in Section 3.2(a), or set initial or interim limits, for Compensation Deferrals relating to any Participant or class of Participants. These rules may include provisions authorizing the suspension or reduction of Compensation Deferrals above a specified dollar amount or percentage of Compensation.

     (b) For each Plan Year, an actual deferral percentage will be determined for each Participant equal to the ratio of the total amount of the Participant's Compensation Deferrals allocated under Section 3.2(a) for the Plan Year divided by the Participant's Compensation in the Plan Year. For purposes of this Section 3.6, the Company, in its sole discretion, may treat all or any part of its Employer Matching Contributions as Compensation Deferrals to the extent permitted by Treasury Regulations. For purposes of this Section 3.6, "Compensation" shall meet the requirements of Section 414(s) of the Code and Treasury Regulations issued thereunder and shall, effective January 1, 1997, include elective or salary reduction contributions to a cafeteria plan or cash or deferred arrangement other than a tax-sheltered annuity under Code Section 403(b) and, for Plan Years beginning after December 31, 2000, any amount deferred or contributed which is not includible in gross income by reason of
Section 132(f)(4) of the Code. An Employee's Compensation taken into account for this purpose shall be limited to Compensation received during the Plan Year while the Employee is a Participant. Except as otherwise provided in this
Section 3.6(b), with respect to Participants who have made no Compensation Deferrals under the Plan, such actual deferral percentage will be zero.

     (c) The average of the actual deferral percentages for Highly Compensated Employees in any Plan Year beginning on or after January 1, 1997 (the "High Average") when compared with the average of the actual deferral percentages for non-Highly Compensated Employees in the preceding Plan Year (the "Low Average") must meet one of the following requirements:

          (1) The High Average is no greater than 1.25 times the Low Average; or

          (2) The High Average is no greater than two times the Low Average, and the High Average is no greater than the Low Average plus two percentage points.

     (d) If, at the end of a Plan Year, a Participant or class of Participants has excess Compensation Deferrals, then the Committee may elect, at its discretion, to pursue any of the following courses of action or any combination thereof:

          (1) Excess Compensation Deferrals, and any earnings attributable thereto through the last day of the Plan Year for which the excess occurred (but not including earnings for the "gap period" between the end of such Plan Year and the date of distribution), may be distributed to the Participant (as set forth in subsection (e)), within 2-1/2 month period following the close of the Plan Year to which the excess Compensation Deferrals relate to the extent feasible, but in all events no later than 12 months after the close of such Plan Year. Any such excess Compensation Deferrals distributed from the Plan with respect to a Participant for a Plan Year shall be reduced by any amount previously distributed to such Participant under Section 3.5(b) for the Participant's taxable year ending with or within such Plan Year.

          (2) Any such excess Compensation Deferrals distributed from the Plan with respect to a Participant for a Plan Year shall be reduced by any amount previously distributed to such Participant under Section 3.5(b) for the Participant's taxable year ending with or within such Plan Year.

          (3) The Committee may authorize a suspension or reduction of Compensation Deferrals made pursuant to Section 3.2 in accordance with rules promulgated by the Committee. These rules may include provisions authorizing the suspension or reduction of Compensation Deferrals above a specified dollar amount or percentage of Compensation.

          (4) The Company, in its discretion, may make a contribution to the Plan, which will be allocated as a fixed dollar amount among the Accounts of some or all non-Highly Compensated Employees (as determined by the Company) who have met the requirements of Section 2.1 or 2.3, as applicable. Such contributions shall be fully (100%) vested at all times, and shall be subject to the withdrawal restrictions which are applicable to Compensation Deferrals. Such contributions shall be considered "Qualified Non-Elective Contributions" under applicable Treasury Regulations.

     (e) Excess Compensation Deferrals for the Plan Years beginning on or after January 1, 1997 will be determined by the Committee in accordance with this
Section 3.6(e). The Committee shall calculate a tentative reduction amount to the Compensation Deferrals of the Highly Compensated Employee(s) with the highest actual deferral percentage equal to the amount which, if it were actually reduced, would enable the Plan to meet the limits in (c) above, or to cause the actual deferral percentage of such Highly Compensated Employee(s) to equal the actual deferral percentage of the Highly Compensated Employee(s) with the next-highest actual deferral percentage, and the process shall be repeated until the limits in (c) above are satisfied. The aggregate amount of the tentative reduction amounts in the preceding sentence shall constitute "Refundable Contributions." The entire aggregate amount of the Refundable Contributions shall be refunded to Highly Compensated Employees (as set forth in subsection (d)(i)). The amount to be refunded to each Highly Compensated Employee (which shall constitute his excess Compensation Deferrals) shall be determined as follows: (1) the Compensation Deferrals of the Highly Compensated Employee(s) with the highest dollar amount of Compensation Deferrals shall be refunded to the extent that there are Refundable Contributions or to the extent necessary to cause the dollar amount of Compensation Deferrals of such Highly Compensated Employee(s) to equal the dollar amount of Compensation Deferrals of the Highly Compensated Employee(s) with the next-highest Compensation Deferrals, and (2) the process in the foregoing clause shall be repeated until the total amount of Compensation Deferrals refunded equals the total amount of Refundable Contributions. The earnings attributable to excess Compensation Deferrals will be determined in accordance with Treasury Regulations. The Committee will not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by inaccurately estimating or calculating the amount of any Participant's excess Compensation Deferrals and earnings attributable to the Compensation Deferrals.

     (f) If the Committee determines that an amount to be deferred pursuant to the election provided in Section 3.2 would cause Company contributions under this and any other tax-qualified retirement plan maintained by any Company to exceed the applicable deduction limitations contained in Section 404 of the Code, or to exceed the maximum Annual Addition determined in accordance with
Article IV, the Committee may treat such amount in accordance  with the rules in
Section 3.6(d)(3).

     (g) In the discretion of the Committee, the tests described in this Section
3.6 may be applied by aggregating the Plan with any other defined contribution plans permitted under the Code. For purposes of determining whether the Plan satisfies the requirements of this Section 3.6, all Compensation Deferrals and elective contributions under any other Plan maintained by the Company which is aggregated with the Plan for purposes of Section 401(a) or 410(b) of the Code (other than Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan. Furthermore, if two or more plans are permissively aggregated for purposes of the test described in this Section 3.6, the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan.

  3.7    Section 401(m)Limitations  on Employer  Matching  Contributions.
         ----------------------------------------------------------------

     (a) The Committee will estimate, as soon as practical, before the close of the Plan Year and at such other times as the Committee in its discretion determines, the extent, if any, to which Employer Matching Contributions may not be available to any Participant or class of Participants under Code Section 401(m). In accordance with any such estimate, the Committee may modify the percentages in Section 3.3 or set initial or interim limits or percentages for Employer Matching Contributions relating to any Participant or class of Participants. After determining the amount of excess Compensation Deferrals, if any, under subsections 3.6, the Committee shall determine the aggregate contribution percentage under (b) below.

     (b) For each Plan Year, a contribution percentage will be determined for each Participant equal to the ratio of the total amount of the Participant's Employer Matching Contributions allocated under Section 3.3 for the Plan Year divided by the Participant's Compensation in the Plan Year. For purposes of the preceding sentence, the Company, in its sole discretion, may treat all or any part of its Company Contributions and Compensation Deferrals as Employer Matching Contributions to the extent permitted by Treasury Regulations. Except as otherwise permitted by the Code or Treasury Regulations, any such Company Contributions that are treated as Employer Matching Contributions shall not be treated as Compensation Deferrals for purposes of Section 3.6(b). To the extent Compensation Deferrals are treated as Employer Matching Contributions for purposes of this Section 3.7, the Plan must satisfy Section 3.6(b) by excluding such amounts from Compensation Deferrals. Furthermore, any Employer Matching Contributions or Company Contributions treated as Compensation Deferrals under
Section 3.6(b) shall not be used to satisfy the requirements of this Section 3.7(b), except as otherwise permitted by the Code or Treasury Regulations. In the case of any Participant who is a Highly Compensated Employee and who is eligible to participate in one or more other defined contribution plans of the Company or a Related Company to which Employer Matching Contributions are made, the contribution percentage shall be determined by treating the Plan and such other plans (other than those which may not be aggregated under Treasury Regulations) as a single plan. For purposes of this Section 3.7, "Compensation" shall meet the requirements of Section 414(s) of the Code and Treasury Regulations issued thereunder and shall, effective January 1, 1997, include elective or salary reduction contributions to a cafeteria plan or cash or deferred arrangement other than a tax-sheltered annuity under Code Section 403(b) and, for Plan Years beginning after December 31, 2000, any amount deferred or contributed which is not includible in gross income by reason of
Section 132(f)(4) of the Code. An Employee's Compensation taken into account for this purpose shall be limited to Compensation received during the Plan Year while the Employee is a Participant. Except as otherwise provided in this
Section 3.7(b), with respect to Participants for whom there were no Employer Matching Contributions under the Plan, such contribution percentage will be zero.

     (c) The average of the contribution percentages for Highly Compensated Employees in any Plan Year beginning on or after January 1, 1997 (the "High Average") when compared with the average of the contribution percentages for non-Highly Compensated Employees in the preceding Plan Year (the "Low Average") must meet one of the following requirements:

          (1) The High Average is no greater than 1.25 times the Low Average; or

          (2) The High Average is no greater than two times the Low Average, and the High Average is no greater than the Low Average plus two percentage points.

     (d) If, at the end of a Plan Year, the contribution percentage for Highly Compensated Employees exceeds the limits established in (c), then the Committee may elect, at its discretion, to pursue any of the following courses of action or any combination thereof:

          (1)  Excess  Employer   Matching   Contributions   (and  any  earnings
     attributable thereto through the end of the Plan Year) may be forfeited.

          (2) Excess Employer Matching Contributions (and any earnings attributable thereto through the end of the Plan Year) may be distributed to the Participant within the 2-1/2 month period following the close of the Plan Year to the extent feasible, and in all events no later than 12 months after the close of Plan Year.

     (e) Notwithstanding the foregoing, the conditions in this Section 3.7(e) must be met if there are Employer Matching Contributions allocated to a Participant which are attributable to excess Compensation Deferrals under
Section 3.5 or 3.6. In such case, such Employer Matching Contributions shall not be allocated to the Account of any Participant who had excess Employer Matching Contributions in such Plan Year. In addition, Employer Matching Contributions remaining in the Plan allocated to the Participant after satisfying Section 3.7 cannot exceed the amount which may be allocated under Section 3.3 when taking into account only those Compensation Deferrals remaining in the Plan after satisfying Sections 3.5, 3.6, and 3.7. Any such excess Employer Matching Contributions (and earnings attributable thereto) must be forfeited or distributed pursuant to this Section 3.7.

     (f) Excess Employer Matching Contributions for Plan Years beginning on or after January 1, 1997 shall be determined by the Committee in accordance with this Section 3.7(f). The Committee shall calculate a tentative reduction amount to the Employer Matching Contributions made with respect to the Highly Compensated Employee(s) with the highest contribution percentage equal to the amount which, if it were actually reduced, would enable the Plan to meet the limits in (c) above, or to cause the contribution percentage of such Highly Compensated Employee(s) to equal the actual contribution percentage of the Highly Compensated Employee(s) with the next-highest contribution percentage, and the process shall be repeated until the limits in (c) above are satisfied. The aggregate amount of the tentative reduction amounts in the preceding sentence shall constitute "Refundable Matching Contributions." The entire aggregate amount of the Refundable Matching Contributions shall be refunded to Highly Compensated Employees. The amount to be refunded to each Highly
Compensated  Employee  (which  shall  constitute  his excess  Employer  Matching
Contributions)  shall  be  determined  as  follows:  (1) the  Employer  Matching

Contributions made with respect to the Highly Compensated Employee(s) with the highest dollar amount of aggregate Employer Matching Contributions shall be refunded to the extent that there are Refundable Matching Contributions or to the extent necessary to cause the dollar amount of Employer Matching Contributions of such Highly Compensated Employee(s) to equal the dollar amount of Employer Matching Contributions made with respect to the Highly Compensated Employee(s) with the next-highest aggregate Employer Matching Contributions, and
(2) the process in the foregoing clause shall be repeated until the total amount of Employer Matching Contributions refunded equals the total amount of
Refundable Matching Contributions. The earnings attributable to excess contributions will be determined in accordance with Treasury Regulations. The Committee will not be liable to any Participant (or to his Beneficiary, if applicable) for any losses caused by inaccurately estimating or calculating the amount of any Participant's excess contributions and earnings attributable to the contributions.

     (g) The tests of Sections 3.6(c) and 3.7(c) shall be met in accordance with the prohibition against the multiple use of the alternative limitation under Code Section 401(m)(9). For purposes of determining whether the Plan satisfies the requirements of this Section 3.7, all Compensation Deferrals and Employer Matching Contributions under any other Plan maintained by the Company which is aggregated with the Plan for purposes of Section 401(a) or 410(b) of the Code (other than Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan. Furthermore, if two or more plans are permissively aggregated for purposes of the test described in this Section 3.8, the aggregated plans must also satisfy Code Section 401(a)(4) and 401(b) as though they were a single plan. If it is necessary to make corrections concerning the prohibition against the multiple use of the alternative limitation under Code Section 401(m)(9), the correction shall be made by reducing and refunding the Compensation Deferrals of Highly Compensated Employees. All Highly Compensated Employees shall be subject to such correction.

 3.8     Investment Funds.
         -----------------
     (a) Separate Investment Funds shall be established and maintained under the Plan by the Committee. The Committee may, in its discretion, terminate any Investment Fund. Pursuant to Section 7.3(b), the Committee shall determine the number of Investment Funds and the Committee, the Trustee, or the Investment Manager, as applicable, shall determine the investments to be made under each Investment Fund. The Committee shall describe the investments to be made under each Investment Fund in such detail as the Committee deems appropriate in its sole discretion. Pursuant to rules established by the Committee and subject to the provisions of this Section 3.8, each Participant shall have the right and obligation to designate in which of the Investment Funds his Accounts will be invested, and to change such designation. The designation shall be in a manner and on such forms as are established by the Committee, or pursuant to such other methods (including telephone transfers) authorized by the Committee. Unless otherwise provided by the Committee, investment elections must be in 1% increments and the investment allocation of a Participant's Accounts must total 100%. If any Participant fails to designate the Investment Fund or Funds in which his Accounts shall be invested, the Committee shall invest all of his Accounts in the "default" Investment Fund or Funds determined by the Committee in its sole discretion. Participant loans made pursuant to Section 9.11 shall not be included in any of the Investment Funds. Instead, for any Participant who takes such a loan, the loan shall be considered an investment of his Account(s). Such Participant's Account(s) shall be credited with the investment gain or loss attributable to such loan. The Committee may establish any other rules, regulations and procedures regarding the Investment Funds as it deems appropriate in its sole discretion.

     (b) IGT Stock Fund.
         ---------------
          (1) One of the Investment Funds available shall be the IGT Stock Fund, which is a pool of assets maintained by the Trustee invested in the common stock of the Company ("IGT Stock"). Up to 100% of the assets of the Plan may be invested in IGT Stock; the actual amount of the Plan assets that shall be invested in IGT Stock will be the amount selected by the Participants to be so invested. Cash dividends, stock dividends and stock splits, if any, received by the Trustee on the IGT Stock held in the IGT Stock Fund shall be credited to the appropriate accounts of the Participants who have invested in the IGT Stock Fund. Any cash dividends on IGT Stock shall be reinvested as soon as feasible in additional IGT Stock. The Trustee may maintain a residual amount of cash or cash equivalents in the IGT Stock Fund as appropriate (for example, if a Participant's Account does not have sufficient cash to buy a whole share of IGT Stock, for amounts pending distribution, and any amount the Committee may determine appropriate to provide liquidity for such fund).

          (2) Pursuant to rules established by the Committee, each Participant who directs that a portion of his Account be invested in the IGT Stock Fund is entitled to direct the voting of the IGT Stock attributable to the Participant's Account. Any shares of IGT Stock with respect to which Participants do not direct the voting shall be voted by the Trustee in accordance with the fiduciary duties of the Trustee under ERISA. The Committee shall establish appropriate procedures whereby Participants will be furnished with a copy of the proxy materials given to shareholders of the Company.

          (3) The Committee may charge to Participants who invest in the IGT Stock Fund any administrative expenses related to such fund. Such administrative expenses may be allocated among Participants in any manner deemed appropriate by the Committee.

          (4) The Committee may (but need not) adopt such rules and/or take such actions or implement such measures and/or limitations as it deems desirable in order to comply with 17 C.F.R. 240.16b-3, promulgated under Section 16 of the Securities Exchange Act of 1934, as amended ("SEC Section 16"). Neither the Company, the Board, the Committee, any Invested Manager, the Trustee nor the Plan, nor any other fiduciary of the Plan, shall have any liability to any Participant in the event that any Participant has any liability under SEC Section 16 due to any rule so adopted, the failure to adopt any rule, any Plan provision (or lack thereof) or any transaction under the Plan.

  3.9    Valuation of Accounts.
         ----------------------

     (a) The value of the Accounts invested in the Investment Funds shall be established on each business day by the Trustee or the applicable Investment Manager, and investment gains or losses shall be allocated to such Accounts according to the investment elections of Participants.

     (b) Notwithstanding anything to the contrary herein, if the Committee determines that an alternative method of allocating earnings and losses would better serve the interests of Participants and Beneficiaries or could be more readily implemented, the Committee may substitute such alternative; provided that any such alternative method must result in Plan earnings being allocated on the general basis of Account balances.

3.10     Forfeitures.
         ------------
     Any amount which has been forfeited under the Plan during the Plan Year shall be used as described in this Section 3.10. Forfeitures from Company Contribution Accounts during a Plan Year (a) shall first be used by the Company to pay for any expenses of maintaining the Plan, (b) to the extent that any forfeitures remain, such forfeitures shall be used to offset any required

Company contributions to the Plan, and (c) to the extent that any forfeitures remain after applying (b), such excess forfeitures shall be allocated as of the Anniversary Date to the Company Contribution Accounts of the other eligible Participants in the Plan during that Plan Year in accordance with the allocation methodology set forth in Section 3.1 for Company Contributions. Any forfeitures to be allocated to Participants in accordance with the preceding sentence shall be allocated according to the formula for allocations of Company Contributions as set forth in Section 3.1(b) and only those Participants who are eligible for any Company Contributions in accordance with such section. Any allocable forfeitures attributable to the Company or any Participating Affiliate shall be allocated to the Participants employed by such Company or Participating Affiliate.

3.11     Notification of Participants.
         ----------------------------
     After the Committee has made the allocations to the Accounts of each Participant required as of each Anniversary Date, it shall notify each Participant with respect to the status of such Participant's Accounts as of such date. Such notification shall be made as soon as administratively practicable after each Plan Year. The total amounts so credited to each Participant's Accounts shall represent each Participant's contingent share of the Trust as of such date. In addition, the Committee may notify each Participant of the status of his Account(s) as of any other date chosen by the Committee. Such allocation and notification shall not vest in any Participant any right, title or interest in the Trust, except to the extent, at the time or times, and upon the terms and conditions set forth herein. Neither the Company, the Trustee, nor the Committee to any extent warrants, guarantees or represents that the value of any Participant's Accounts at any time will equal or exceed the amount previously allocated or contributed thereto. There is a fee for providing a statement of account balances more frequently than the quarterly statement which is automatically provided.

3.12     Limitations on Contributions.
         ----------------------------

     In no event shall the aggregate contribution for any Plan Year made by the Company and any Participating Affiliates under Sections 3.1, 3.2 and 3.3, and under any other profit sharing or stock bonus plan(s) maintained by the Company or a Participating Affiliate, exceed 15% of the Compensation paid or accrued to all Participants, plus the amount of any "unused pre-87 limitation carryforwards" available under Section 404(a)(3)(A) of the Code. The Compensation taken into account for purposes of the preceding sentence shall be Compensation paid or accrued during the Company's taxable year ending with or within the Plan Year to which the Company contribution relates, but shall not include any salary reduction contributions which are excludable from Participants' income in accordance with Code Sections 125 or 402(g).

                                   ARTICLE IV

                         LIMITATION ON ANNUAL ADDITIONS

4.1      Section 415 Limitations.
         -----------------------
     Notwithstanding anything else contained herein, the Annual Additions, to all the Accounts of a Participant shall not exceed the lesser of $30,000 (adjusted as permitted under Section 415(d)(1) of the Code and regulations issued thereunder) or 25% of the Participant's Section 415 Compensation from the Company and all Related Companies during the Plan Year. This Section 4.1 shall be construed and interpreted in accordance with the provisions of Appendix A attached hereto.

                                    ARTICLE V

                                     VESTING

5.1      Fully Vested Accounts.
         ---------------------
     A  Participant's   Compensation   Deferral   Account,   Employer   Matching
Contributions   Account,   and  Rollover   Account  shall  be  100%  vested  and
nonforfeitable.

5.2      Company Contribution Account.
         ----------------------------
     (a) The interest of each Participant in his Company Contribution Account shall vest and become nonforfeitable up to a maximum of 100% as follows:

          (1) A Participant shall become 100% vested if, while an Employee, he attains his Normal Retirement Age, incurs a Disability, or dies; or


          (2) A Participant shall become vested in accordance with the following schedule:

                     Years of
                 Vesting Service                  Percentage Vested
                 ---------------                  -----------------
                   less than 1                            0%
                        1                                10%
                        2                                20%
                        3                                30%
                        4                                45%
                        5                                60%
                        6                                80%
                    7 or more                           100%

     (b) If a Participant incurs a Break in Employment which is followed by five consecutive One-Year Break in Service Years and is subsequently reemployed, no Year of Vesting Service after such five consecutive One-Year Break in Service Years shall be taken into account in determining the vested percentage in a Participant's Company Contributions Account accrued up to any such One-Year Break in Service Year. All Years of Service shall be taken into account in determining the vested percentage in a Participant's Company Contributions Account accrued after five consecutive One-Year Break in Service Years.

     (c) When a Participant ceases to participate and receives distribution of his Company Contributions Account, such portion of his Company Contributions Account as of the coinciding or next following Anniversary Date as is not vested shall be forfeited and allocated in the manner provided in Section 3.10 as of such Anniversary Date. For purposes of the preceding sentence, a Participant who ceases to participate in the Plan and whose nonforfeitable percentage in his Company Contributions Account is zero, shall be deemed to have received a complete distribution of the nonforfeitable portion of his Company Contributions Account. If a former Participant who has suffered a forfeiture on account of his termination of participation in accordance with this subsection (c) is reemployed as an Employee by the Company before incurring five consecutive
One-Year Break in Service Years and repays to the Plan all money distributed from his Company Contributions Account prior to 60 months after such reemployment, any amounts so forfeited (unadjusted for any increase or decrease in the value of Trust assets subsequent to the Anniversary Date on which the forfeiture occurred) shall be reinstated to the Participant's Company Contributions Account within a reasonable time after such repayment. Such reinstatement shall be made from forfeitures of Participants occurring during the Plan Year in which such reinstatement occurs to the extent such forfeitures are attributable to contributions by the same Company (or a Company that is a Related Company to that Company) and earnings on such contributions; provided, however, if such forfeitures are not sufficient to provide such reinstatement, the reinstatement shall be made from the current year's contribution by that Company to the Plan. When a Participant ceases to participate and incurs five consecutive One-Year Break in Service Years, such portion of his Company Contribution Account as is not vested (and was not previously forfeited in accordance with the foregoing provisions of this subsection) shall be forfeited and allocated in the manner provided in Section 3.10 as of the Anniversary Date occurring on or immediately following the date the Participant incurred such five consecutive One-Year Break in Service Years.

     (d) Notwithstanding the preceding subsections, in the case of a Participant who incurs a Break in Employment prior to the first Plan Year beginning after 1984, the word "one" shall be substituted for "five" in subsections (b) and (c) if a One-Year Break in Service Year would have occurred before the first Plan Year beginning after 1984.

                                   ARTICLE VI

                                  DISTRIBUTIONS

6.1      Distribution of Benefits.
         ------------------------

     (a) Benefits shall become distributable to a Participant or his Beneficiary (in the case of death) as soon as administratively practicable after the Participant's Break in Employment.

     (b) The amount of the benefits  distributable to a Participant  pursuant to
(a) above shall be the vested amount credited to such Participant's Accounts as of the date on which the amount representing the distribution is liquidated from the appropriate Investment Funds pending distribution.

     (c) Except as provided in the next two sentences, distribution shall be in the form of a cash lump sum. To the extent a Participant's account is invested in the IGT Stock Fund, the Participant may, at such time as a distribution is to be made to the Participant (other than a hardship distribution) elect to receive the amount in the IGT Stock Fund either in the form of whole shares of IGT Stock (plus any residual cash held in such Participant's IGT Stock Fund account), or in cash, or in a combination of cash and stock. The Committee may adopt rules as to the manner and timing of such elections; provided that in all cases an election, in order to be valid, must be received by the Committee prior to the date that benefits are actually paid. To the extent a Participant elects to receive a distribution in the form of cash or a combination of cash and stock, the cash to be distributed shall equal the actual net proceeds of the sale of the IGT Stock in such Participant's Account.

     (d) Notwithstanding the foregoing, upon a Break in Employment, if, as of the date benefits become distributable under Section 6.1(a), the nonforfeitable balance in the Participant's Accounts exceeds $5,000, distribution shall be made as soon as practicable after a Break in Employment only if the Participant consents to a distribution of the nonforfeitable balance of his Accounts in writing. If the Participant does not so consent (unless Treasury Regulations otherwise provide and the Committee adopts different rules), distribution of the amounts payable shall be made as soon as administratively practicable after the Participant's death or the attainment of his Normal Retirement Age, whichever occurs first.

     (e) An explanation of the Participant's right to defer distribution of the nonforfeitable balance of his Accounts shall be provided to the Participant no less than 30 and no more than 90 days before the date such distribution is to be made (consistent with such regulations as the Secretary of the Treasury may prescribe). Participants who defer their distributions following termination of employment will have the administrative expenses associated with maintaining their Accounts deducted directly from their Accounts.

     (f) If the nonforfeitable balance of a terminating Participant's Accounts is a distribution to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice described in subsection (d) is given, provided that: (1) the Committee clearly informs the Participant that the Participant has the right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects an immediate distribution.

     (g) If a terminating Participant receives a distribution, the nonvested portion of his Accounts, if any, shall be forfeited and his rights with respect to the forfeited portion shall be governed by Section 3.10.


6.2      Hardship Withdrawals from Compensation Deferral Accounts
         --------------------------------------------------------
         and Company Contribution Accounts.
         ----------------------------------

     (a) Subject to the approval of the Committee and guidelines promulgated by the Committee, withdrawals from the Participant's Compensation Deferral Account and vested Company Contribution Account balance may be permitted to meet a financial hardship resulting from:

          (1) Uninsured medical expenses previously incurred by the Participant, or the Participant's spouse or dependent or necessary to obtain such medical care;

          (2)  The  purchase   (excluding  mortgage  payments)  of  a  principal
     residence of the Participant;

          (3) The payment of tuition for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children or dependents;

          (4) The prevention of eviction of the Participant from his principal residence, or foreclosure on the mortgage of the Participant's principal residence; and

          (5) Any other event described in Treasury Regulations or rulings as an immediate and heavy financial need and approved by the Company as a reason for permitting distribution under this Section 6.2.

     The Committee shall determine, in a non-discriminatory manner, whether a Participant has a financial hardship. A distribution may be made under this
Section 6.2 only if such distribution does not exceed the amount required to meet the immediate financial need created by the hardship (including taxes or penalties reasonably anticipated from the distribution) and is not reasonably available from other resources of the Participant.

     (b) The withdrawal amount shall not in any event exceed the value of the Participant's Compensation Deferral Account and vested Company Contribution Account balance as of the date immediately preceding the Committee's acceptance of the Participant's written application for a hardship withdrawal. In addition, except as provided otherwise in the following sentence, the withdrawal amount with respect to Compensation Deferral Account shall not exceed the value of the Participant's Compensation Deferrals to such Accounts, less previous withdrawals and excluding earnings. Notwithstanding the foregoing, any distribution under this Section 6.2 may include earnings accrued to the Participant's Compensation Deferral Account prior to 1989. Payment of the withdrawal shall be in a single sum no later than the end of the month following the date on which the withdrawal is approved by the Committee.

     (c) If a Participant withdraws any amount from his Account pursuant to this
Section 6.2, he must agree in writing that he shall be unable to elect that any Compensation Deferrals or any other employee contributions (excluding mandatory employee contributions to a defined benefit plan) be made on his behalf under the Plan or under any other plan maintained by the Company or a Related Company until one year after receipt of the withdrawal. For purposes of the preceding sentence, a plan includes any qualified plan or nonqualified plan of deferred compensation and any stock purchase or stock option plan, but does not include cafeteria plans or any other health or welfare benefit plans. In addition, a Participant who withdraws any amount pursuant to this Section 6.2 shall be unable to elect any Compensation Deferrals under the Plan or under any other plan maintained by the Company or a Related Company for the Participant's taxable year immediately following the taxable year of the withdrawal to any extent that such Compensation Deferral would exceed the applicable limit under
Section 402(g) of the Code for such taxable year, reduced by the amount of such Participant's Compensation Deferrals for the taxable year of the withdrawal.

     (d) A Participant shall not be permitted to make any withdrawals pursuant to this Section 6.2 until he has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all qualified profit sharing and retirement plans maintained by the Company or a Related Company.

     (e) All hardship withdrawals shall be made in cash. The Participant shall specify the Investment Funds from which the amounts are withdrawn.

     (f) The Participant's request for a withdrawal shall include his written statement that the need cannot be relieved: (i) through reimbursement or compensation by insurance or otherwise; (ii) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause immediate and heavy financial need; (iii) by cessation of Compensation Deferrals under the Plan; or (iv) by other distributions or nontaxable loans currently available from plans maintained by the Company or a Related Company, or by borrowing from commercial sources on reasonable commercial terms.

6.3      Rollover Account Withdrawals.
         ----------------------------
     A Participant may withdraw all (but not part) of his Rollover Account at any time prior to his Break in Employment.

6.4      Qualified Domestic Relations Orders.
         -----------------------------------
     Subject to the procedures established by the Committee under Section 9.4(b), benefits may be paid from the nonforfeitable balance of a Participant's Accounts in accordance with a qualified domestic relations order as defined in
Section 414(p) of the Code without regard to whether the Participant has attained the "earliest retirement age," as defined in Section 414(p) of the Code.

6.5      Inability to Locate Participant.
         -------------------------------
     In the case of any distribution of an Account under the Plan, if the Committee is unable to make such payment within three years after payment is due a Participant or Beneficiary because it cannot locate such Participant or Beneficiary, the Trustee shall direct that such amount shall be forfeited and shall be used and/or reallocated (as of the Anniversary Date coincident with or next succeeding the expiration of the aforesaid time limit) in the same manner as amounts forfeited for any other reason and the assets of the Plan shall be relieved of the liability for such payment. If, after such forfeiture, the Participant or Beneficiary later claims such benefit, such account shall be reinstated from forfeitures of Participants in the Plan occurring during the Plan Year in which such reinstatement occurs; provided, however, that if such forfeitures are not sufficient to provide such reinstatement, an additional Company contribution shall be made for the Plan Year in which reinstatement occurs to cover such reinstatement. Establishment of an account through such reinstatement shall not be deemed an "annual addition" under Section 415 of the Code or Article IV of the Plan.

6.6      Limitations on Distributions.
         ----------------------------
     (a) When benefits become distributable, the Committee shall direct the Trustee to distribute the amount described above promptly, the payment of such benefits to commence, notwithstanding anything to the contrary contained herein, no later than 60 days following the close of the later of the Plan Year in which
(1) a Participant reaches Normal Retirement Age, (2) the Participant incurs a Break in Employment, or (3) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan (unless the amount of the Participant's benefit has not been calculated by that date or the Participant cannot be located, in which case distribution shall begin no later than 60 days after the payment can be calculated or the Participant located).

     (b) Notwithstanding   anything  to  the  contrary  contained  herein,  the
distribution options under the Plan shall comply with Section 401(a)(9) of the Code and regulations promulgated thereunder, which are hereby incorporated by this reference as a part of the Plan. Accordingly, unless otherwise permitted by law, the entire interest of each Participant who is a five percent (5%) owner with respect to the Plan Year in which the Participant attains age 70-1/2 shall commence to be distributed by April 1 of the calendar year following the calendar year in which the Participant reaches age 70-1/2. Any Participant not described in the prior sentence who has not commenced receipt of distributions as of December 31, 1998 shall not be required to receive distribution of his interest until he separates from service. Participants who reached age 70-1/2 on or after January 1, 1999 but before January 1, 2001 shall be permitted to elect to commence distributions in the same manner as distributions are required for 5% owners. Participants attaining age 70-1/2 on or after January 1, 2001, other than 5% owners, shall not be required or entitled to receive distributions under this Section 6.6(b). Any distribution to a five percent owner pursuant to this
Section 6.6(b) shall be made in a single lump sum or over the life of such Participant (or over the lives of the Participant and his Beneficiary) or over a period not extending beyond the life expectancy of the Participant (or over a period not extending beyond the life expectancy of the Participant and his Beneficiary), provided that the entire remaining balance shall be distributed upon termination of employment. If a distribution has begun in accordance with the preceding sentence or under this Section 6.6(b) as contained in the prior version of the Plan, and the Participant dies before his entire interest has been distributed to him, the remaining portion of his interest shall be distributed to his Beneficiary in a single lump sum. If a Participant dies before the distribution of his interest has begun, his entire interest shall be distributed to his Beneficiary in a single lump sum. For purposes of this paragraph and to the extent permitted by law, any amount paid to a Participant's child shall be treated as if it had been paid to the Participant's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or other designated event permitted by law).

 6.7     Direct Rollovers.
         -----------------

     (a) This Section 6.7 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 6.7, if a Distributee will receive an Eligible Rollover Distribution of at least $200, the Distributee may elect, at the time and in the manner prescribed by the

Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover; provided, however, that a Distributee may not elect to have an Eligible Rollover Distribution of less than $500 paid directly to an Eligible Retirement Plan unless the Distributee elects to have his or her entire Eligible Rollover Distribution paid directly to the Eligible Retirement Plan.

     (b) Definitions.
         ------------

          (1) An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); (iv) hardship withdrawals from Compensation Deferral Accounts; and (v) any other type of distribution which the Internal Revenue Service announces (pursuant to regulation, notice or otherwise) is not an Eligible Rollover Distribution.

          (2) An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (3) A "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in
     Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

          (4) A "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE VII

                                  THE COMMITTEE

7.1      Members.
         -------
     A committee (hereinafter referred to as the "Committee") shall be appointed by, and shall serve at the pleasure of, the Board. The Board shall appoint a member of the Committee as the Committee Chairman. The number of members comprising the Committee shall be determined by the Board which may from time to time vary the number of members. A member of the Committee may resign by delivering a written notice of resignation to the Committee Chairman. The Committee Chairman may resign (such office or from the Committee) by delivering a written notice of resignation to the Board. The Board may remove any member of the Committee (or provide that the Committee Chairman shall no longer act as such) by delivering written notice thereof to such member. Vacancies in the membership of the Committee shall be filled promptly by the Committee Chairman, subject to the approval of the Committee in accordance with Section 7.2 and subject to annual review by the Board. If for any reason there is no Committee Chairman, the Board shall promptly appoint a new Committee Chairman.

7.2      Committee Action.
         ----------------
     The Committee shall choose a Secretary. The Secretary shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of the Plan. Any action of the Committee shall be taken pursuant to the vote or written consent of a majority of its members present, and such action shall constitute the action of the Committee and be binding upon the same as if all members had joined therein. A member of the Committee shall not vote or act upon any matter which relates solely to himself as a Participant. The Chairman or any other member or members of the Committee designated by the Chairman may execute any certificate or other written direction on behalf of the Committee. The Trustee or any third person dealing with the Committee may conclusively rely upon any certificate or other written direction so signed.

7.3      Rights and Duties.
         -----------------
     (a) The Company shall be the Plan Administrator (as defined in Section 3(16)(A) of ERISA). The Company delegates its duties under the Plan to the Committee. The Committee shall act as the Fiduciary with respect to control and management of the Plan for purposes of ERISA on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish its purposes, including, but not by way of limitation, the following:

          (1) To determine all questions relating to the eligibility of Employees to participate;

          (2) To construe and interpret the terms and provisions of the Plan;

          (3) To compute,  certify to, and direct the Trustee with regard to the
     amount   and  kind  of   benefits   payable  to   Participants   and  their
     Beneficiaries;

          (4) To authorize all disbursements by the Trustee from the Trust;

          (5)  To  maintain  all  records   that  may  be   necessary   for  the
     administration of the Plan other than those maintained by the Trustee;

          (6) To provide for the disclosure of all information and the filing or provision of all reports and statements to Participants, Beneficiaries or governmental agencies as shall be required by ERISA or other law, other than those prepared and filed by the Trustee;

          (7) To make and publish such rules for the regulation of the Plan as are not inconsistent with the terms hereof;

          (8) To appoint a plan administrator or, any other agent, and to delegate to them or to the Trustee such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe, and to designate each such administrator or agent as Fiduciary with regard to matters delegated to him; and

          (9) To make decisions on claims in a manner consistent with regulations of the Secretary of Labor for presentation of claims by Participants and Beneficiaries for Plan benefits, which shall include consideration of such claims, review of claim denials and issuance of a decision on review. Such claims procedures shall at a minimum consist of the following:

               (A) The Committee shall notify Participants and, where appropriate, Beneficiaries of their right to claim benefits under the claims procedures, shall make forms available for filing of such claims, and shall provide the name of the person or persons with whom such claims should be filed.

               (B) The Committee shall establish procedures for action upon claims initially made and the communication of a decision to the claimant promptly and, in any event, not later than 90 days after the claim is received by the Committee, unless special circumstances require an extension of time for processing the claim. If an extension is required, notice of the extension shall be furnished the claimant prior to the end of the initial 90-day period, which notice shall indicate the reasons for the extension and the expected decision date. The extension shall not exceed 90 days. The claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within the period described in the three preceding sentences. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii) specific reference to any provisions of the Plan on which denial is based, (iii) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (iv) an explanation of the procedure for further reviewing the denial of the claim under the Plan.

               (C) The Committee shall establish a procedure for review of claim denials, such review to be undertaken by the Committee. The review given after denial of any claim shall be a full and fair review with the claimant or his duly authorized representative having 60 days after receipt of denial of his claim to request such review, the right to review all pertinent documents and the right to submit issues and comments in writing.

               (D) The Committee shall establish a procedure for issuance of a decision by the Committee not later than 60 days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of the Plan on which the decision is based.

     (b) With respect to management or control of investments, the Committee shall have the power to direct the Trustee in writing with respect to the investment of the Trust assets or any part thereof. Where investment authority, management and control of Trust assets have been delegated to the Trustee by the

Committee, the Trustee shall be the Fiduciary with respect to the investment, management and control of the Trust assets contributed by the Company and Participants with full discretion in the exercise of such investment, management and control. Except as otherwise provided by law, the Committee may appoint one or more Investment Manager(s), as defined in Section 1.2 of the Plan, to invest the Trust assets or any part thereof. Where investment authority, management, and control of Trust assets is not specifically delegated to the Trustee, the Trustee shall be subject to the direction of the Committee or the Investment Manager(s) appointed by the Committee, if any, regarding the investment, management and control of such assets, and in such case the Committee, or the Investment Manager(s), as the case may be, shall be the Fiduciary with respect to the investment, management and control of such assets. Notwithstanding the foregoing, no Fiduciary shall be liable for any loss or liability which results from a Participant's or Beneficiary's exercise of control over his Accounts.

     (c) Each Fiduciary under the Plan and Trust shall be solely responsible for its own acts or omissions. Except to the extent required by ERISA or the Code, no Fiduciary shall have the duty to question whether any other Fiduciary is fulfilling any or all of the responsibilities imposed upon such other Fiduciary by ERISA or by any regulations or rulings issued thereunder. No Fiduciary shall have any liability for a breach of fiduciary responsibility of another Fiduciary with respect to the Plan or Trust unless he knowingly participates in such breach, knowingly undertakes to conceal such breach, has actual knowledge of such breach and fails to take reasonable remedial action to remedy said breach or, through his negligence in performing his own specific fiduciary responsibilities, has enabled such other Fiduciary to commit a breach of the latter's fiduciary responsibilities.

 7.4     Transmittal of Information.
         ---------------------------
     In order to enable the Committee to perform its functions under the Plan, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation, employment, retirement, death, or the cause for termination of employment of each Participant and such other pertinent facts as may be required to administer the Plan. The Committee shall advise the Trustee and the Investment Manager, as appropriate, of such of the foregoing facts as may be pertinent to the duties of the Trustee and Investment Manager under the Plan.

7.5      Delegation.
         ----------
     The Committee shall have the authority to delegate any authority and duty hereunder to such other person or persons as determined by the Committee, and each reference hereunder to the Committee includes such delegates. Formal action by the Committee is not required to accomplish such delegation.

7.6      Compensation, Bonding, Expenses and Indemnity.
         ---------------------------------------------

          (1) The members of the Committee shall serve without compensation for their services hereunder.

          (2) Members of the Committee and any delegates shall be bonded to the extent required by Section 412(a) of ERISA and the regulations thereunder. Bond premiums and all expenses of the Committee or of any delegate who is an employee of the Company shall be paid by the Company and the Company shall furnish the Committee and any such delegate with such clerical and other assistance as is necessary in the performance of their duties.

          (3) The Committee is authorized at the expense of the Company to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder. Expenses and fees in connection with the administration of the Plan and the Trust shall be paid from the Trust assets to the fullest extent permitted by law, unless the Company determines otherwise.

          (4) To the extent permitted by applicable state law, the Company shall indemnify and save harmless the Committee and each member thereof, the Board of Directors and any delegate of the Committee who is an employee of the Company against any and all expenses, liabilities and claims, including legal fees to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any by-law, agreement or otherwise, as such indemnities are permitted under state law. Payments with respect to any indemnity and payment of any expenses and fees under this Section 7.6 shall be made only from assets of the Company and shall not be made directly or indirectly from Trust assets.

7.7      Manner of Administering.
         -----------------------
     The Committee shall have full discretion to construe and interpret the terms and provisions of the Plan, which interpretation or construction shall be final and binding on all parties, including but not limited to the Company and any Participant or Beneficiary, except as otherwise provided by law. The
Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

7.8      Duty of Care.
         ------------
     In the exercise of the powers and duties of the Committee as Plan Administrator and Fiduciary with respect to the investment, management and control of the Plan, each member of the Committee shall use the care, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

7.9      Committee Report.
         ----------------
     The Committee shall keep the Board of Directors apprised of the investment results of the Plan and shall report any other information necessary to fully inform the Board of Directors of the status and operation of the Plan and Trust.

7.10     Section 404(c) Provisions.
         -------------------------
     (a) The Plan is intended to constitute a plan described in Section 404(c) of ERISA, and the regulations thereunder. As a result, with respect to elections described in the Plan and any other exercise of control by a Participant or his or her Beneficiary over assets in the Participant's Accounts, such Participant or Beneficiary shall be solely responsible for such actions and neither the Trustee, the Committee, the Company, nor any other person or entity which is otherwise a fiduciary shall be liable for any loss or liability which results from such Participant's or Beneficiary's exercise of control.

     (b) The Committee shall provide to each Participant or his or her Beneficiary the information described in Section 2530.404c-1(b)(2)(i)(B)(1) of the Department of Labor Regulations. Upon request by a Participant or his or her Beneficiary, the Committee shall provide the information described in Section 2530.404c-1(b)(2)(i)(B)(2) of the Department of Labor Regulations.

     (c) The Committee shall take such actions and establish such procedures as it deems necessary to ensure the confidentiality of information relating to the purchase, sale, and holding of IGT Stock, and the exercise of voting, tender and similar rights with respect to such stock by a Participant or his or her Beneficiary. Notwithstanding the foregoing, such information may be disclosed to the extent necessary to comply with applicable state and federal laws.

     (d) In the event of a tender or exchange offer with respect to the Company, or in the event of a contested election with respect to the Board of Directors, the Company shall, at its own expense, appoint an independent fiduciary to carry out the Committee's administrative functions with respect to the IGT Stock Fund. Such independent fiduciary shall not be an "affiliate" of the Company as such term is defined in Section 2530.404c-1(e)(3) of the Department of Labor Regulations.

     (e) The Committee may take such other actions or implement such other procedures as it deems necessary or desirable in order that the Plan comply with
Section 404(c) of ERISA.

 7.11    Expenses  of  Plan  and  Trust.
         -------------------------------

     Expenses of administering the Plan and Trust shall, unless paid by the Company, be paid from the Trust.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

8.1      Amendments.
         ----------
     The Company shall have the right to amend or modify the Plan by resolution of the Board of Directors and to amend or cancel any amendments. In addition, the Committee shall have the authority to amend the Plan in any manner which is necessary to maintain the qualification and tax exempt status of the Plan under the Code and ERISA, and the authority to adopt any other amendment to the Plan which (1) does not have the effect of increasing the liability of the Company in a manner which would cause a significant detriment to the Company and (2) does not significantly increase the benefits payable to any Committee member, except in his capacity as a member of a broad class of employees for whom benefits are being increased. Any amendment shall be stated in an instrument in writing, executed in the same manner as the Plan. Except as may be required to permit the Plan and Trust to meet the requirements for qualification and tax exemption under the Code, or the corresponding provisions of other or subsequent revenue laws or of ERISA, no amendment may be made which may:

     (a) Cause  any of the  assets  of the  Trust,  at any  time  prior  to the
satisfaction  of  all  liabilities   with  respect  to  Participants  and  their
Beneficiaries, to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries;

     (b) Decrease the accrued benefit of any Participant or Beneficiary within the meaning of Section 411(d)(6) of the Code;

     (c) Create or effect any discrimination in favor of Participants who are Highly Compensated Employees; and

     (d) Increase the duties or liabilities of the Trustee without its written consent.

     If the Plan's vesting schedule is amended or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, each Participant with at least 3 Years of Vesting Service (computed without regard to any minimum age requirement and including Years of Vesting Service, if any, disregarded pursuant to Article V) may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least 1 Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Vesting Service" for "3 Years of Vesting Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end 60 days after the latest of the date on which:

          (1) the amendment is adopted;

          (2) the amendment becomes effective; or

          (3) the Participant is issued written notice of the amendment by the Company.

 8.2     Discontinuance of Plan.
         -----------------------

     (a) It is the Company's expectation that the Plan and the payment of contributions hereunder will be continued indefinitely, but continuance of the Plan by the Company is not assumed as a contractual obligation, and the Company reserves the right to permanently discontinue contributions hereunder. In the event of the complete discontinuance of contributions by the Company, the entire interest of each Participant affected thereby shall immediately become 100% vested. The Company shall not be liable for the payment of any benefits under the Plan and all benefits hereunder shall be payable solely from the assets of the Trust.

     (b) The Company may terminate the Plan at any time. Upon complete termination or partial termination of the Plan, the entire interest of each of the affected Participants shall become 100% vested. The Trustee shall thereafter, upon direction of the Committee, distribute to the Participants the amounts in such Participant's Accounts in the same manner as set forth in
Article VI, subject, where appropriate, to Section 403(d)(1) of ERISA and regulations of the Secretary of Labor thereunder as may affect allocation of assets upon termination of the Plan.

8.3      Failure to Contribute.
         ---------------------
     Any failure by the Company to contribute to the Trust in any year when no contribution is required under the Plan shall not of itself be a discontinuance of contributions under the Plan.

8.4      Plan Merger or Consolidation; Transfer of Plan Assets.
         -----------------------------------------------------
     (a) The Plan shall not be merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan unless each Participant in the Plan (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had been terminated). Where the foregoing requirement is satisfied, the Plan and its related Trust may be merged or consolidated with another qualified plan and trust.

     (b) The Committee may, in its discretion, authorize a plan to plan transfer, provided such a transfer will meet the requirements of Section 414(l) of the Code and that all other actions legally required are taken. In the event of a transfer of assets from the Plan pursuant to this subsection, any corresponding benefit liabilities shall also be transferred.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1      Contributions Not Recoverable.
         -----------------------------
     Except where contributions or earnings are required to be returned to the Company by the provisions of the Plan as permitted or required by ERISA or the Code, it shall be impossible for any part of the contributions made under the Plan (or earnings with respect thereto) to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries. Notwithstanding this or any other provision of the Plan, the Company shall be entitled to recover, and the Participants under the Plan shall have no interest in (a) any contributions made under the Plan by mistake of fact, so long as the contribution is returned within one year after payment and (b) any contributions for which deduction is disallowed under Section 404 of the Code, so long as the contributions are returned to the Company within one year following such disallowance or as permitted or required by the Code or ERISA. In the event of such mistake of fact or disallowance of deductions, contributions shall be returned to the Company, subject to the limitations, if any, of Section 403(c) of ERISA. All contributions to the Plan (other than rollover contributions) are conditioned upon the deductibility of the contributions under Code Section 404.

9.2      Limitation on Participant's Rights.
         ----------------------------------
     Participation in the Plan shall not give any Employee the right to be retained as an Employee of the Company or any right or interest under the Plan other than as herein provided. The Company reserves the right to dismiss any Employee without any liability for any claim either against the Trustee, the Trust except to the extent provided in the Trust, or against the Company. All benefits under the Plan shall be provided solely from the assets of the Trust.

9.3      Receipt or Release.
         ------------------
     Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Trustee, the Committee, and the Company. The Trustee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

9.4      Alienation.
         ----------
     (a) None of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditors and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor, nor shall any such Participant or Beneficiary have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which such Participant or Beneficiary
may  expect  to  receive,   contingently  or  otherwise,  under  the  Plan.

     (b) Notwithstanding subsection (a), the right to benefits payable with respect to a Participant pursuant to a "qualified domestic relations order" (within the meaning of Code Section 414(p)) may be created, assigned or recognized. The Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. In the event a qualified domestic relations order exists with respect to a benefit payable under the Plan, the benefits otherwise payable to a Participant or Beneficiary shall be payable to the alternate payee specified in the qualified domestic relations order. In addition, anything in the Plan to the contrary notwithstanding, the Committee shall follow any distribution requirement contained in a "qualified domestic relations order" (within the meaning of Code Section 414(p)) which provides for an earlier lump sum distribution than would otherwise be permitted under the Plan.

     (c) Notwithstanding subsection (a), a loan described in Section 9.11 of the Plan, shall not be considered a violation of this Section 9.4.

     (d) Notwithstanding subsection (a), the Plan may offset against the Account(s) of a Participant any amount that the Participant is ordered or required to pay under a judgment, order, decree or settlement agreement described in ERISA Section 206(d)(4), subject to the joint and survivor requirements of ERISA Section 206(d)(4)(C) and ERISA Section 206(d)(5), if applicable.

9.5      Persons  Under  Incapacity.
         ---------------------------
     In the event any amount is payable under the Plan to a person for whom a conservator has been legally appointed, the payment shall be distributed to the duly appointed and currently acting conservator, without any duty on the part of the Committee to supervise or inquire into the application of any funds so paid.

9.6      Governing Law.
         -------------
     The Plan shall be construed, administered, and governed in all respects under applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of Nevada; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan's remaining qualified within the meaning of Section 401(a) of the Code. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9.7      Headings, etc. Not Part of Plan.
         -------------------------------
     Headings and subheadings in the Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

9.8      Masculine Gender Includes Feminine and Neuter.
         ---------------------------------------------
     As used in the Plan, the masculine gender shall include the feminine gender.

9.9      Instruments in Counterparts.
         ---------------------------
     The Plan may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

9.10     Successors and Assigns; Reorganization of Company.
         -------------------------------------------------
     The Plan shall inure to the benefit of, and be binding upon the parties hereto and their successors and assigns. If the Company merges or consolidates with or into a successor, the Plan shall continue in effect unless the successor terminates the Plan.

9.11     Loans to Participants.
         ---------------------
     (a) Each Participant shall have the right, subject to prior approval by the Committee, to borrow from his Accounts. Application for a loan must be submitted by a Participant to the Committee on such form(s), in such manner and at such time as the Committee may prescribe. The Committee may require or permit loan applications by means of electronic media in accordance with Section 2.6. The Committee shall review loan applications no less frequently than once each calendar quarter. Approval shall be granted or denied as specified in subsection
(b), on the terms specified in subsection (c). For purposes of this Section 9.11, but only to the extent required by Department of Labor Regulations Section 2550.408b-1, the term "Participant" shall include any Employee, former Employee, Beneficiary or alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, who is a party in interest and has an interest in the Plan that is not contingent.

     (b) The Committee shall grant any loan which meets each of the requirements of paragraphs (1), (2) and (3) below:

          (1) The amount of the loan, when added to the outstanding balance of all other loans to the Participant from the Plan or any other qualified plan of the Company or any Related Company, shall not exceed the lesser of:

               (A) $50,000,  reduced by the excess,  if any, of a  Participant's highest outstanding balance of all loans (including loans in default) from the Plan or any other qualified plan maintained by the Company or any Related Company during the preceding 12 months over the outstanding balance of such loans on the loan date, or

               (B) 50% of the value of the vested balance of the Participant's Accounts established as of the date the loan is made;

          (2) The loan shall be for at least $1,000 and a Participant may not have more than two Plan loans outstanding at any one time; and

          (3) The Participant pays the administrative fees associated with the loan.

     (c) Each loan granted shall, by its terms, satisfy each of the following additional requirements:

          (1) Each loan must be repaid within five years;

          (2) Each loan must require substantially level amortization over the term of the loan, with payments not less frequently than quarterly; and

          (3) Each loan must be adequately secured, with the security to consist of the balance of the Participant's Accounts.

               (A) In the case of any Participant who is an active Employee, automatic payroll deductions shall be required as additional security. If an Employee revokes his or her consent to such payroll deductions, the Participant's loan will be treated as in default and become immediately payable in full.

               (B) In the case of any other Participant, the outstanding loan balance may at no time exceed 50% of the outstanding vested balance of the Participant's Accounts. If such limit is at any time exceeded, the loan will be treated as in default and become immediately payable in full.

               (C) If a Participant's loan is secured by the Participant's Accounts, the investment gain or loss attributable to the loan shall not be included in the calculation or allocation of the increase or decrease in fair market value of the general assets of the Plan pursuant to Section 3.5. Instead, the entire gain or loss (including any gain or loss attributable to interest payments or default) shall be allocated to the Accounts of the Participant.

     If a Participant fails to make a timely repayment on his or her loan, the loan will be treated as in default and become immediately payable in full. The Committee may give a Participant an opportunity to cure an event (or failure to make timely payment) that would otherwise constitute a loan default, provided that the cure period shall terminate, and the loan shall be considered in default if the cure has not been made, no later than the last day of the calendar quarter following the calendar quarter in which the initial default event (or failure to make timely repayment) occurred.


          (4) Each loan shall bear reasonable rate of interest, which rate shall be established by the Committee from time to time and shall in no event be less than 1% over the prime rate.

     (d) All loan payments shall be transmitted by the Company to the Trustee as soon as practicable but not later than the date of transmittal to the Trustee of Compensation Deferrals withheld during the month during which such loan amounts were received or withheld. Each loan may be prepaid in full at any time. Partial prepayments are not permitted. Any prepayment shall be paid directly to the Trustee in accordance with procedures adopted by the Committee.

     (e) Each loan shall be evidenced by a legally enforceable agreement. Each loan shall be payable in full to the Trustee, not later than the earliest of (1) a fixed maturity date meeting the requirements of subsection (c)(1) above, (2) the Participant's death, (3) the termination of the Plan, or (4) the date of a distribution or withdrawal from the Participant's Accounts that results in a vested balance remaining credited to such Accounts that is less than the unpaid balance of the Participant's loan. Such a legally enforceable agreement shall evidence such terms as are required by this Section 9.11.


     (f) The Committee shall have the power to modify the above rules or establish any additional rules with respect to loans extended pursuant to this
Section 9.11. Such rules may be included in a separate document or documents and shall be considered a part of the Plan; provided, each rule and each loan shall be made only in accordance with the regulations and rulings of the Internal Revenue Service and Department of Labor and other applicable state or federal law. The Committee shall act in its sole discretion to ascertain whether the requirements of such regulations and rulings and this Section 9.11 have been met.

9.12     Top-Heavy Plan Requirements.
         ----------------------------
     For any Plan Year for which the Plan is a Top-Heavy Plan, as defined in Section B.3 of Appendix B, attached hereto, and despite any other provisions of the Plan to the contrary, the Plan will be subject to the provisions of Appendix B.

                                   APPENDIX A

                             ANNUAL ADDITION LIMITS
                             ----------------------

         Article IV of the Plan shall be construed in accordance with this Appendix A. Unless the context clearly requires otherwise, words and phrases used in this Appendix A shall have the same meanings that are assigned to them under the Plan.

A.1      Definitions.
         ------------
         As used in this Appendix A, the following terms shall have the meanings specified below.

         "Annual Additions" shall mean the sum credited to a Participant's Accounts for any Plan Year of (a) Company contributions, (b) voluntary contributions, (c) forfeitures allocated to the Participant's Accounts in accordance with Section 3.10 of the Plan, (d) amounts credited after March 31, 1984 to an individual medical account, as defined in Section 415(l)(2) of the Code which is part of a Defined Benefit Plan maintained by the Company, and (e) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account required with respect to a key employee (as defined in Section B.2(e) of Appendix B to the Plan) under a welfare benefit plan (as defined in Section 419(e) of the Code) maintained by the Company.

         "Defined Benefit Plan" means a plan described in Section 414(j) and 414(k)(2) of the Code.

         "Defined Contribution Plan" means a plan described in Section 414(i) and 414(k)(2) of the Code.

         "Defined Benefit Plan Fraction" shall mean a fraction, the numerator of which is the projected annual benefit (determined as of the close of the relevant Plan Year) of the Participant under all Defined Benefit Plans maintained by one or more Related Companies, and the denominator of which is the lesser of (a) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the Plan Year, or (b) the product of
1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to the Participant for the Plan Year.

         "Defined Contribution Plan Fraction" shall mean a fraction, the numerator of which is the sum of the annual additions to a Participant's accounts under all Defined Contribution Plans maintained by one or more Related Companies, and the denominator of which is the sum of the lesser of (a) or (b) for such Plan Year and for each prior Plan Year of service with one or more Related Companies, where (a) is the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the Plan Year (determined without regard to Section 415(c)(6) of the Code), and (b) is the product of 1.4 multiplied by the amount which may be taken into account under
Section 415(c)(1)(B) of the Code (or Section 415(c)(7) of the Code, if applicable) with respect to the Participant for the Plan Year. Solely for purposes of this definition, contributions made directly by an Employee to a Defined Benefit Plan which maintains a qualified cost-of-living arrangement as such term is defined in Section 415(k)(2) shall be treated as Annual Additions. Notwithstanding the foregoing, the numerator of the Defined Contribution Plan Fraction shall be adjusted pursuant to Treasury Regulations 1.415-7(d)(1), Questions T-6 and T-7 of Internal Revenue Service Notice 83-10, and Questions Q-3 and Q-14 of Internal Revenue Service Notice 87-21.

         "Section 415 Compensation" shall mean a Participant's wages within the meaning of Code Section 3401(a) and all other payments of compensation to the Participant by the Company (in the course of the Company's business) for which the Company is required to provide the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Section 415 Compensation shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. Compensation for any limitation year is the compensation actually paid or includable in gross income during such year. Effective January 1, 1998, "Section 415 Compensation" shall include elective deferrals as defined in Section 402(g)(3) of the Code and any amount which is contributed or deferred by the Company or a Related Company at the election of an Employee and which is not includible in the gross income of the Employee by reason of Code Section 125 or, for Plan Years beginning after December 31, 2000, by reason of Code Section 132(f)(4).

A.2      Annual Addition Limitations.
         (a) The compensation limitation of Section 4.1 of the Plan shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2)) after separation from service which is treated as an Annual Addition. In the event that Annual Additions to all the accounts of a Participant would exceed the limitations of Section 4.1 of the Plan, they shall be reduced in the following priority: (1) return of voluntary contributions to the Participant; (2) reduction of Company contributions.

         (b) If any Company or any Related Company contributes amounts, on behalf of Participants covered by the Plan, to other Defined Contribution Plans, the limitation on Annual Additions provided in Article IV of the Plan shall be applied to Annual Additions in the aggregate to the Plan and such other plans. Reduction of Annual Additions, where required, shall be accomplished by first refunding any voluntary contributions to Participants, then by reducing contributions under such other plans pursuant to the directions of the fiduciary for administration of such other plans or under priorities, if any, established by the terms of such other plans, and then, if necessary, by reducing contributions under the Plan. Reduction of contributions to or benefits from all plans, where required, shall be accomplished by first reducing benefits under such other Defined Benefit Plan or plans, then by allocating any excess in the manner set out above with respect to the Plan, and finally by reducing contributions or allocating any excess contributions with respect to other Defined Contribution Plans, if any; provided, however, that adjustments necessary under this or the next preceding paragraph may be made in a different manner and priority pursuant to the agreement of the Committee and the administrators of all other plans covering such Participant, provided such adjustments are consistent with procedures and priorities prescribed by Treasury Regulations under Section 415 of the Code.

         (c) In any case where a Participant under the Plan is also a participant under a Defined Benefit Plan or a Defined Benefit Plan and other Defined Contribution Plans maintained by the Company or a Related Company, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall not exceed 1.0 for any Plan Year commencing before January 1, 2000.

         (d) In the event the limitations of Section 4.1 of the Plan or this Appendix A are exceeded and the conditions specified in Treasury Regulations ss.1.415-6(b)(6) are met, the Committee may elect to apply the procedures set forth in Treasury Regulations ss.1.415-6(b)(6), all of which Treasury Regulations are incorporated herein by this reference.

                                   APPENDIX B

                              TOP-HEAVY PROVISIONS
                              --------------------

         Section 9.13 of the Plan shall be construed in accordance with this Appendix B. Definitions in this Appendix B shall govern for the purposes of this Appendix B. Any other words and phrases used in this Appendix B, however, shall have the same meanings that are assigned to them under the Plan, unless the context clearly requires otherwise.

B.1      General.
         --------
         This Appendix B shall be effective for Plan Years beginning on or after January 1, 1984. This Appendix B shall be interpreted in accordance with Section 416 of the Code and the regulations thereunder.

B.2      Definitions.
         ------------
         (a) The "Benefit Amount" for any Employee means (1) in the case of any defined benefit plan, the present value of his normal retirement benefit, determined on the Valuation Date as if the Employee terminated on such Valuation Date, plus the aggregate amount of distributions made to such Employee within the five-year period ending on the Determination Date (except to the extent already included on the Valuation Date) and (2) in the case of any defined contribution plan, the sum of the amounts credited, on the Determination Date, to each of the accounts maintained on behalf of such Employee (including accounts reflecting any nondeductible employee contributions) under such plan plus the aggregate amount of distributions made to such Employee within the five-year period ending on the Determination Date. For purposes of this Section B.2, the present value shall be computed using a 5% interest assumption and the mortality assumptions contained in the defined benefit plan for benefit equivalence purposes, provided that, if more than one defined benefit plan is being aggregated for top-heavy purposes, the actuarial assumptions which shall be used for testing top-heaviness are those of the plan with the lowest interest assumption, provided further that if the lowest interest assumption is the same for two or more plans, the actuarial assumptions used shall be that of the plan with the greatest value of assets on the applicable date.

         (b) "Company" means any company (including unincorporated organizations) participating in the Plan or plans included in the "aggregation group" as defined in this Appendix B.

         (c) "Determination Date" means the last day of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the last day of the Plan Year.

         (d) "Employees" means employees, former employees, beneficiaries, and former beneficiaries who have a Benefit Amount greater than zero on the Determination Date.

         (e) "Key Employee" means any Employee who, during the Plan Year containing the Determination Date or during the four preceding Plan Years, is:

                  (1) one of the ten Employees of a Company having annual compensation from such Company of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) both more than a 1/2% interest and the largest interests in such Company (if two Employees have the same interest the Employee having the greater annual compensation from the Company shall be treated as having a larger interest);

                  (2)      a 5% owner of a Company;

                  (3) a 1% owner of a Company who has an annual compensation above $150,000; or

                  (4) an officer of a Company having an annual compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year (however, no more than the lesser of (A) 50 employees or (B) the greater of 3 employees or 10% of the Company's employees shall be treated as officers). For purposes of determining the number of employees taken into account under this Section B.2(e)(4), employees described in Section 414(q)(5) of the Code shall be excluded.

         (f)      A "Non-Key Employee" means an Employee who is not a Key
Employee.

         (g) "Valuation Date" means the first day (or such other date which is used for computing plan costs for minimum funding purposes) of the 12-month period ending on the Determination Date.

         (h) A "Year of Service" shall be calculated using the Plan rules that normally apply for determining vesting service.

         These definitions shall be interpreted in accordance with Section 416(i) of the Code and the regulations thereunder and such rules are hereby incorporated by reference. The term "Key Employee" shall not include any officer or employee of an entity referred to in Section 414(d) of the Code. For the purpose of this subsection, "compensation" shall mean compensation as defined in
Section 414(q)(4) of the Code and shall be determined without regard to Sections 125, 402(a)(8), 402(h)(1)(B) or, in the case of employer contributions made pursuant to a salary reduction agreement, Section 403(b), or, for Plan Years beginning after December 31, 2000, Section 132(f)(4).

B.3      Top-Heavy Definition.
         ---------------------
         The Plan shall be top-heavy for any Plan Year if, as of the Determination Date, the "top-heavy ratio" exceeds 60%. The top-heavy ratio is the sum of the Benefit Amounts for all employees who are Key Employees divided by the sum of the Benefit Amounts for all Employees. For purposes of this calculation only, the following rules shall apply:

         (a) The Benefit Amounts of all Non-Key Employees who were Key Employees during any prior Plan Year shall be disregarded.

         (b) The Benefit Amounts of all employees who have not performed any services for any Company at any time during the five-year period ending on the Determination Date shall be disregarded; provided, however, if an Employee performs no services for five years and then again performs services, such Employee's Benefit Amount shall be taken into account.

         (c) (1) Required Aggregation. This calculation shall be made by aggregating any plans, of the Company or a Related Company, qualified under Section 401(a) of the Code in which a Key Employee participates or which enables the Plan to meet the requirements of
         Section 401(a)(4) or 410 of the Code; all plans so aggregated constitute the "aggregation group."

                  (2) Permissive Aggregation. The Company may also aggregate any such plan to the extent that such plan, when aggregated with this aggregation group, continues to meet the requirements of Section 401(a)(4) and Section 410 of the Code.

         If an aggregation group includes two or more defined benefit plans, the actuarial assumptions used in determining an Employee's Benefit Amount shall be the same under each defined benefit plan and shall be specified in such plans. The aggregation group shall also include any terminated plan which covered a Key-Employee and which was maintained within the five-year period ending on the Determination Date.

         (d) This calculation shall be made in accordance with Section 416 of the Code (including 416(g)(3)(B) and (g)(4)(A)) and the regulations thereunder and such rules are hereby incorporated by reference. For purposes of determining the accrued benefit of a Non-Key Employee who is a Participant in a defined benefit plan, this calculation shall be made using the method which is used for accrual purposes for all defined benefit plans of the Company, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

B.4      Vesting.
         --------
         Notwithstanding the vesting provisions of the Plan, if the Plan is top-heavy for any Plan Year, any Participant who completes one Hour of Service during any day of such Plan Year or any subsequent Plan Year and who terminates during any day of such Plan Year or any subsequent Plan Year shall be entitled to a vested benefit which is the greater of his vested interest pursuant to
Section 5.2 of the Plan, or a vested interest at least equal to the product of
(x) the benefit such Participant would receive under the Plan if he was 100% vested on the date of such termination times (y) the percentage shown below:

                    Number of Completed
                     Years of Service             Percentage

                             2                        20%

                             3                        40%

                             4                        60%

                             5                        80%

                             6                       100%

         Notwithstanding the foregoing, the nonforfeitable percentage of a Participant's benefit under the Plan shall not be less than that determined under the Plan without regard to the preceding vesting schedule. Such benefit shall be payable in accordance with the provisions of the Plan regarding payments to terminated Participants.

         Notwithstanding the preceding paragraph, if the Plan is no longer top-heavy in a Plan Year following a Plan Year in which it was top-heavy, a Participant's vesting percentage shall be computed under the vesting schedule that otherwise exists under the Plan. However, in no event shall a Participant's vested percentage in his accrued benefit be reduced. In addition, a Participant shall have the option of remaining under the vesting schedule set forth in this Section B.4 if he has completed three years of Vesting Service. The period for exercising such option shall begin on the first day of the Plan Year for which the Plan is no longer top-heavy and shall end 60 days after the later of such first day or the day the Participant is issued written notice of such option by the Company or the Committee.

B.5      Minimum Benefits or Contributions, Compensation Limitations and Section
         -----------------------------------------------------------------------
         415 Limitations.
         ----------------
     If the Plan is top-heavy for any Plan Year, the following provisions shall apply to such Plan Year:

         (a) (1) Except to the extent not required by Section 416 of the Code or any other provision of law, notwithstanding any other provision of the Plan, if the Plan and all other plans which are part of the aggregation group are defined contribution plans, each Participant (and any other Employee required by Section 416 of the Code) other than Key Employees shall receive an allocation of employer contributions and forfeitures from a plan which is part of the aggregation group at least equal to 3%

         (or, if lesser, the largest percentage allocated to any Key Employee for the Plan Year) of such Participant's compensation for such Plan Year (the "defined contribution minimum"). For purposes of this subsection, salary reduction contributions on behalf of a Key Employee must be taken into account. For purposes of this subsection, a non-Key Employee shall be entitled to a contribution if he is employed on the last day of the Plan Year (i) regardless of his level of compensation,
         (ii) without regard to whether he has made any mandatory contributions required under the Plan, and (iii) regardless of whether he has less than 1,000 Hours of Service (or the equivalent) for the accrual computation period.

                  (2) Except to the extent not required by Section 416 of the Code or any other provision of law, notwithstanding any other provisions of the Plan, if the Plan or any other plan which is part of the aggregation group is a defined benefit plan each Participant who is a participant in any such defined benefit plan (who is not a Key Employee) who accrues a full Year of Service during such Plan Year shall be entitled to an annual normal retirement benefit from a defined benefit plan which is part of the aggregation group which shall not be less than the product of (i) the employee's average compensation for the five consecutive years when the employee had the highest aggregate compensation and (ii) the lesser of 2% per Year of Service or 20% (the "defined benefit minimum"). A Non-Key Employee shall not fail to accrue a benefit merely because he is not employed on a specified date or is excluded from participation because (i) his compensation is less than a stated minimum or (ii) he fails to make mandatory employee contributions. For purposes of calculating the defined benefit minimum,
         (i) compensation shall not include compensation in Plan Years after the last Plan Year in which the Plan is top-heavy and (ii) a Participant shall not receive a Year of Service in any Plan Year before January 1, 1984 or in any Plan Year in which the Plan is not top-heavy. This defined benefit minimum shall be expressed as a life annuity (with no ancillary benefits) commencing at normal retirement age. Benefits paid in any other form or time shall be the actuarial equivalent (as provided in the plan for retirement benefit equivalence purposes) of such life annuity. Except to the extent not required by Section 416 of the Code or any other provisions of law, each Participant (other than Key Employees) who is not a participant in any such defined benefit plan shall receive the defined contribution minimum (as defined in paragraph (a)(1) above).

                  (3) If a non-Key Employee is covered by plans described in both paragraphs (1) and (2) above, he shall be entitled only to the minimum described in paragraph (1), except that for the purpose of paragraph (1) "3% (or, if lesser, the largest percentage allocated to any key employee for the Plan Year)" shall be replaced by "5%". Notwithstanding the preceding sentence, if the accrual rate under the plan described in (2) would comply with this Section B.5 absent the modifications required by this Section, the minimum described in paragraph (1) above shall not be applicable.

         (b) For purposes of this Section, "compensation" shall mean all earnings included in the Employee's Form W-2 for the calendar year that ends within the Plan Year, not in excess of $150,000, adjusted at the same time and in the same manner as under Section 415(d) of the Code.

         (c) (1) For any Plan Year commencing before January 1, 2000, unless the Plan qualifies for an exception under Section B.5(c)(2), "1.0" shall be substituted for "1.25" in the definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction used in Appendix A to the Plan.

             (2) For any Plan Year commencing before January 1, 2000, a
         Plan qualifies for an exception from the rule of Section B.5(c)(1) if the Benefit Amount of all Employees who are Key Employees does not exceed 90% of the sum of the Benefit Amounts for all Employees and one of the following requirements is met:

                           (A) A defined benefit minimum of 3% per Year of Service (up to 30%) is provided;

                           (B) For Participants covered only by a defined contribution plan, a defined contribution minimum of 4% is provided;

                           (C) For Participants covered by both types of plans, benefits from the defined contribution minimum are comparable to the 3% defined benefit minimum;

                           (D) The plan provides a floor offset where the floor is a 3% defined benefit minimum; or

                           (E) A defined contribution minimum of 7-1/2% of compensation is provided for any non-Key Employee who is covered under both a defined benefit plan and a defined contribution plan (each of which is top-heavy) of a Company.

                                   APPENDIX C

                   SPECIAL PROVISIONS FOR FORMER PARTICIPANTS

                               IN THE ANCHOR PLAN

C.1 - Participants Subject to this Appendix.
      --------------------------------------
         Effective as of April 1, 2002 (the "Anchor Merger Date"), the Anchor Plan merged with the Plan. The Plan is the survivor of the merger. Each Eligible Employee who, prior to April 1, 2002, was a participant in the Anchor Plan is subject to the provisions of this Appendix C (an "Anchor Participant").

C.2 - Eligibility and Service.
      ------------------------
         Each Anchor Participant and each person would have been eligible to participate in the Anchor Plan immediately prior to the Anchor Merger Date but for the age 21 eligibility restriction imposed under the Anchor Plan shall become a Participant as of the Anchor Merger Date. With respect to each such person, service under this Plan shall include such employee's period of service taken into consideration under the Anchor Plan as of the Anchor Merger Date.

C.3 - Investments.
      ------------
         The Committee shall adopt such rules as it deems appropriate for the transfer of investments under the Anchor Plan to the Plan's investments.

C.4 - Vesting.
      --------
         Each Anchor Participant was fully vested in his accounts under the Anchor Plan as of the Anchor Merger Date. An Anchor Participant's Accounts under the Plan attributable to his account balances under the Anchor Plan as of the Anchor Merger Date shall also be fully vested. An Anchor Participant's Compensation Deferral Account, Employer Matching Contributions Account, and Rollover Account shall also be fully vested. An Anchor Participant's interest in his Company Contribution Account with respect to Company Contributions made with respect to the 2002 Plan Year or any subsequent Plan Year shall vest and become nonforfeitable up to a maximum of 100% in accordance with the vesting rules set forth in Section 5.2.

C.5 - Withdrawals.
      ------------
         The Anchor Plan allowed participants a right to withdraw vested benefits upon or after attaining age 59-1/2. Accordingly, an Anchor Participant may withdraw all or any portion of his vested Account balance under the Plan at any time upon or after attaining age 59-1/2; provided, however, that an Anchor Participant's aggregate withdrawals pursuant to this Section C.5 shall not exceed the balance of such Anchor Participant's Accounts as of December 31, 2002.

C.6 - Beneficiary Designations.
      -------------------------
If an Anchor Participant does not validly designate a Beneficiary under the Plan, but validly designated a Beneficiary under the Anchor Plan before the Anchor Merger Date, then the Anchor Participant's most recent, valid such designation under the Anchor Plan as of the Anchor Merger Date shall be considered a designation of a Beneficiary under the Plan.C.7 - Plan Loans.

         If an Anchor Participant had a loan outstanding under the Anchor Plan as of the Anchor Merger Date, such loan shall become a Plan Loan subject to the provisions of Section 9.11 of the Plan (each a "Former Anchor Plan Loan"). A Former Anchor Plan Loan shall be repaid in accordance with the original terms of such loan.

                                   Appendix D

         PROVISIONS TO REFLECT CHANGES UNDER THE ECONOMIC GROWTH AND TAX

                       RELIEF RECONCILIATION ACT OF 2001

                                    PREAMBLE

         A. Adoption and effective date of amendment. This Appendix D to the Plan is adopted to reflect certain provisions of Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and is intended as good faith compliance with the requirements of EGTRRA and to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

         B. Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

1.       Increase in Compensation Limit.
         -------------------------------

         The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the Determination Period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the Determination Period that begins with or within such calendar year.

2.       Modification of Top-Heavy Rules.
         --------------------------------

         (a) Effective Date. This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section amends Section 9.12 and Appendix B of the Plan.

         (b)      Determination of Top-Heavy Status.

                  (i) Key Employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  (ii) Determination of present values and amounts. This Section 2(b)(ii) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

                           (1) Distributions during year ending on the
                  determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                           (2) Employees not performing services during year
                  ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

         (c)      Minimum Benefits.

                  (i) Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

3.       Direct Rollovers of Plan Distributions.
         --------------------------------------

         (a) Effective Date. This Section 3 shall apply to distributions made after December 31, 2001.

         (b) Modification of Definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in Section 6.7 of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in
Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

         (c) Modification of Definition of Eligible Rollover Distribution to Exclude Hardship Distributions. For purposes of the direct rollover provisions in Section 3.4 and 6.7 of the Plan, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

4.       Rollovers From Other Plans.
         ---------------------------

         The Plan will accept participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from the following types of plans:

         (a) Direct Rollovers. The Plan will accept a direct rollover of an Eligible Rollover Distribution from: a qualified plan described in Section 401(a) or 403(a) of the Code, excluding after-tax employee contributions; an annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions; an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         (b) Participant Rollover Contributions from Other Plans. The Plan will accept a participant contribution of an Eligible Rollover Distribution from: a qualified plan described in Section 401(a) or 403(a) of the Code; an annuity contract described in Section 403(b) of the Code; an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

         (c) Participant Rollover Contributions from IRAs. The Plan will accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

5.       Repeal of Multiple Use Test.
         ----------------------------

         The multiple use test described in Treasury Regulation Section 1.401(m)-2 and Section 3.7 of the Plan shall not apply for plan years beginning after December 31, 2001.

6.       Contribution Limitation on Elective Deferrals.
         ----------------------------------------------

         No participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under
Section 9 of this Appendix D and Section 414(v) of the Code, if applicable.

7.       Distribution Upon Severance From Employment.
         --------------------------------------------

         A participant's accounts shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

8.       Suspension Period Following Hardship Distribution.
         --------------------------------------------------

         A participant who receives a distribution of elective deferrals in calendar year 2001, on account of hardship, is prohibited from making elective deferrals and employee contributions under this Plan and all other plans of the employer for 6 months or until January 1, 2002, if later. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this Plan and all other plans of the employer for 6 months after receipt of the distribution.

9.       Catch-Up Contributions.
         -----------------------

         All employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. Catch-up contributions shall apply to contributions after December 31, 2001.

10.      Limitation on Corporate Deductions.
         -----------------------------------

         Notwithstanding any more restrictive limits on employer contributions to the Plan, contributions to the Plan will be limited to the amount deductible as set forth in Section 404(a) of the Code.

11.      Limitations on Contributions.
         -----------------------------

         (a) Effective Date. This Section shall be effective for limitation years beginning after December 31, 2001.

         (b) Maximum Annual Addition. Except to the extent permitted under
Section 9 of this Appendix D and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the Plan for any limitation year shall not exceed the lesser of:

                  (i) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

                  (ii) 100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year. The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                             IGT PROFIT SHARING PLAN
             (As Amended and Restated Effective as of April 1, 2002)
           (Composite Plan Document Reflecting 2002 EGTRRA Amendment)

                                TABLE OF CONTENTS

                                    ARTICLE I
                              TITLE AND DEFINITIONS                        PAGE

1.1      Title...............................................................3
1.2      Definitions.........................................................3

                                   ARTICLE II
                                  PARTICIPATION

2.1      Eligibility Requirements...........................................18
2.2      Participation......................................................18
2.3      Reemployment.......................................................19
2.4      Designation of Beneficiary.........................................19
2.5      Designation of Investments.........................................20
2.6      Electronic Media...................................................21

                                   ARTICLE III
                                  CONTRIBUTIONS

3.1      Discretionary Company Contributions................................23
3.2      Compensation Deferrals.............................................25
3.3      Employer Matching Contributions....................................26
3.4      Rollover Contributions.............................................27
3.5      Section 402(g) Limit on Compensation Deferrals.....................28
3.6      Section 401(k) Limitations on Compensation Deferrals...............29
3.7      Section 401(m) Limitations on Employer Matching Contributions......33
3.8      Investment Funds...................................................38
3.9      Valuation of Accounts..............................................40
3.10     Forfeitures........................................................40
3.11     Notification of Participants.......................................41
3.12     Limitations on Contributions.......................................42

                                   ARTICLE IV
                         LIMITATION ON ANNUAL ADDITIONS

4.1      Section 415 Limitations............................................43

                                    ARTICLE V
                                     VESTING

5.1      Fully Vested Accounts..............................................44
5.2      Company Contribution Account.......................................44

                               TABLE OF CONTENTS
                                  (continued)


                                   ARTICLE VI
                                  DISTRIBUTIONS

6.1      Distribution of Benefits...........................................47
6.2      Hardship Withdrawals from Compensation Deferral Accounts
         and Company Contribution Accounts..................................48
6.3      Rollover Account Withdrawals.......................................51
6.4      Qualified Domestic Relations Orders................................51
6.5      Inability to Locate Participant....................................51
6.6      Limitations on Distributions.......................................52
6.7      Direct Rollovers...................................................54

                                   ARTICLE VII
                                  THE COMMITTEE

7.1      Members............................................................56
7.2      Committee Action...................................................56
7.3      Rights and Duties..................................................57
7.4      Transmittal of Information.........................................61
7.5      Delegation.........................................................61
7.6      Compensation, Bonding, Expenses and Indemnity......................61
7.7      Manner of Administering............................................62
7.8      Duty of Care.......................................................63
7.9      Committee Report...................................................63
7.10     Section 404(c) Provisions..........................................63
7.11     Expenses of Plan and Trust.........................................64

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

8.1      Amendments.........................................................65
8.2      Discontinuance of Plan.............................................66
8.3      Failure to Contribute..............................................67
8.4      Plan Merger or Consolidation; Transfer of Plan Assets..............67

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1      Contributions Not Recoverable......................................68
9.2      Limitation on Participant's Rights.................................68
9.3      Receipt or Release.................................................69
9.4      Alienation.........................................................69

                               TABLE OF CONTENTS
                                  (continued)


9.5      Persons Under Incapacity...........................................70
9.6      Governing Law......................................................70
9.7      Headings, etc. Not Part of Plan....................................70
9.8      Masculine Gender Includes Feminine and Neuter......................71
9.9      Instruments in Counterparts........................................71
9.10     Successors and Assigns; Reorganization of Company..................71
9.11     Loans to Participants..............................................71
9.12     Top-Heavy Plan Requirements........................................74

APPENDIX A - ANNUAL ADDITION LIMITS
APPENDIX B - TOP-HEAVY PROVISIONS
APPENDIX C - SPECIAL PROVISIONS FOR FORMER PARTICIPANTS IN THE
             ANCHOR PLAN